UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THINK PARTNERSHIP INC.
(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF 2008
ANNUAL MEETING
AND PROXY STATEMENT

15550 Lightwave Drive, 3rd Floor
Clearwater, FL 33760
(727) 324-0046

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Think Partnership Inc., either in person or by proxy. The meeting will be held at111 East Wacker Drive, Suite 2800, Chicago, IL 60601 on Tuesday, September 9, 2008, at 10:00 a.m. Chicago Time.

Details regarding admission to the meeting and the business to be conducted are described in the accompanying Notice of Annual Meeting and Proxy Statement. We previously distributed a copy of our 2007 Annual Report, which includes our audited financial statements and information about our operations, markets and products.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting. You may vote by mailing the enclosed proxy card. Please review the instructions with the proxy card regarding your voting options.

We would appreciate your informing us in advance if you plan on attending the annual meeting in person You may either telephone Cathie Houseman at (727) 324-0046 x7100 or mark the appropriate box on the enclosed proxy card to indicate your plans.

Thank you for your continued support of, and interest in, Think Partnership. I look forward to seeing you at the Annual Meeting.

Sincerely,

Stan Antonuk
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	10:00 a.m., local time, on Tuesday, September 9, 2008.

Place	111 East Wacker Drive, Suite 2800, Chicago, IL 60601

Items of Business	(1) To elect five members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

(2) Approve certain amendments to our Articles of Incorporation,

(3) Consider and Approve amendments to our 2005 Long-Term Incentive Plan,

(4) To consider such other business as may properly come before the meeting.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Think Partnership stockholder as of the close of business on Thursday, July 31, 2008.

Meeting Admission

You are entitled to attend the annual meeting only if you were a Think Partnership stockholder as of the close of business on Thursday, July 31, 2008 or hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the annual meeting. For security reasons, you may be subject to search prior to your admittance to the meeting.

To insure that we have adequate seating for the meeting, we request that you contact Cathie Houseman at (727) 324-0046 x7100 if you plan on attending the annual meeting in person. Please also mark the appropriate box on the enclosed proxy card if you plan to attend the meeting.

The annual meeting will begin promptly at the stated time. Check-in will begin a half-hour prior to the stated time and you should allow ample time for the check-in procedures.

Voting

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instructions for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 3 of this proxy statement and the instructions on the proxy or voting instruction card.

By order of the Board of Directors,

Vaughn W. Duff
Secretary

This notice of annual meeting, proxy statement and form of proxy are being distributed on or about August 4, 2008.

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS 1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING 5
Why Did I Receive This Proxy Statement? 5
What information is contained in this proxy statement? 5
How may I obtain a separate set of proxy materials or Annual Report for 2007? 5
What Am I Voting On? 5
What Are the Voting Recommendations of the Board of Directors? 5
Will Any Other Matters Be Voted On at the Meeting? 5
How Many Shares Can I Vote at the Meeting? 5
How Many Votes Do I Have Per Share? 6
How Are Shares Voted? 6
How Can I Attend the Annual Meeting in Person? 6
How Can I Vote My Shares In Person At The Annual Meeting? 6
How Can I Vote My Shares Without Attending The Annual Meeting? 7
Can I Change My Vote? 7
Is My Vote Confidential? 7
How Many Votes Must Be Present To Hold The Meeting? 7
How Are Votes Counted? 7
What Vote Is Required To Approve Each Proposal? 8
Is Cumulative Voting Permitted For The Election Of Directors? 8
What Happens If Additional Matters Are Presented At The Annual Meeting? 8
Who Will Serve As Inspector Of Elections? 8
What Should I Do If I Receive More Than One Set Of Voting Materials? 8
Who Will Bear The Cost Of Soliciting Votes For The Annual Meeting? 8
How Can I Access The Company’s Proxy Materials And Annual Report Electronically? 8
Where Can I Find The Voting Results Of The Annual Meeting? 9
How Can I Obtain Additional Information About The Company? 9
What Is The Deadline To Propose Actions For Consideration At An Annual Meeting Of Stockholders Or To Nominate Individuals To Serve As Directors? 9
PROPOSAL NO. 1 - ELECTION OF DIRECTORS 10
PROPOSAL NO. 2 – AMENDMENT TO THE ARTICLES TO CHANGE NAME 12
PROPOSAL 3 - AUTHORIZATION TO AMEND THE 2005 LONG-TERM INCENTIVE PLAN 12
Plan Administration 13
Limits on Plan Awards 13
Eligibility and Participation 13
Types of Plan Awards 13
Section 162(m) Awards 14
Effect of Change in Control 14
Adjustments for Corporate Changes 15
Term, Amendment and Termination 15
Plan Benefits 15
U.S. Tax Treatment of Awards 15
Benefits Under the LTIP for 2007 16
OTHER MATTERS 16
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS 17
Board of Directors Independence 17
Summary of Corporate Governance Framework 17
Board of Directors, Meetings and Committee Information 18
Communicating with Directors 18
Nominating and Corporate Governance Committee 19

Audit Committee 19
Compensation Committee 19
Independent Director Compensation 20
INDEPENDENT PUBLIC ACCOUNTANTS 21
Audit and Non-Audit Fees 21
Approval of Services and Fees 21
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure 21
AUDIT COMMITTEE REPORT 22
EXECUTIVE OFFICERS AND DIRECTORS COMPENSATION 23
COMPENSATION DISCUSSION AND ANALYSIS 23
Overview of Compensation Process 23
Compensation Philosophy 23
2007 Compensation Determination Process 24
2007 Base Salary 24
2007 Performance Based Cash Awards 24
2007 Long-Term Incentive Plan Awards 25
Other Compensation and Benefits 26
Retirement and Other Post-Termination Benefits 27
Change in Control Severance Policy 27
Other Benefits 27
Insurance 27
401(k) 27
Determination of 2007 Chief Executive Officer Compensation 27
Federal Income Tax and Accounting Considerations 28
2008 Compensation 29
COMPENSATION COMMITTEE REPORT 29
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION 29
SUMMARY COMPENSATION TABLES 30
Option/SAR Grants in Last Fiscal Year 31
Value of Securities Underlying Unexercised Options 31
Executive Officers 32
Executive Employment and Severance Agreements 32
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT 35
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE 38
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS 38
ANNUAL REPORT ON FORM 10-K 39
HOUSEHOLDING OF PROXY MATERIALS 39
ANNEX A A-1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Why Did I Receive This Proxy Statement?

Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at our 2008 annual meeting of stockholders, which will take place on Tuesday, September 9, 2008 at 10:00 a.m. local time, at 111 East Wacker Drive, Suite 2800, Chicago, IL 6060. This proxy statement summarizes information we are required to provide to you under the rules of the Securities and Exchange Commission in connection with the solicitation of proxies. As a stockholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process and certain other required information.

How may I obtain a separate set of proxy materials or Annual Report for 2007?

If you share an address with another stockholder, each stockholder may not receive a separate copy of our Annual Report and proxy materials. Stockholders who do not receive a separate copy of our Annual Report and proxy materials, and want to receive a separate copy, may request to receive a separate copy of, or stockholders may request additional copies of our Annual Report and proxy materials by sending an e-mail to investors@thinkpartnership.com, calling (727) 324-0046 x7100 or writing to:

Investor Relations

Think Partnership Inc.

15550 Lightwave Drive, 3rd Floor,

Clearwater, FL 33760

What Am I Voting On?

You are voting on three items:

(a)

the election of five Directors;

(b)

approve certain amendments to our Articles of Incorporation;

(c)

approve certain amendments to our 2005 Long-Term Incentive Plan.

We will also consider any other business that properly comes before the annual meeting.

What Are the Voting Recommendations of the Board of Directors?

The Board recommends the following votes: (a) FOR election of each of the five nominees as Directors; (b) FOR approval of certain amendments to our Articles of Incorporation; and (c) FOR approval of certain amendments to our 2005 Long-Term Incentive Plan. Unless you give contrary instructions on your proxy card, the persons named as proxy holders will vote your shares in accordance with the recommendations of the Board of Directors.

Will Any Other Matters Be Voted On at the Meeting?

We do not know of any other matters that will be brought before the stockholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card gives authority to the persons named as proxy holders to vote on such matters in their discretion.

How Many Shares Can I Vote at the Meeting?

Each share of Think Partnership common stock issued and outstanding as of the close of business on Thursday, July 31, 2008, the Record Date, is entitled to be voted on all items being voted on at the annual meeting. You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, trustee or other nominee such as a bank. On the Record Date we had approximately 65,994,244 shares of common stock issued and outstanding.

How Many Votes Do I Have Per Share?

You will have one vote for every share of Think Partnership common stock you owned on the Record Date. If you own shares of common stock in more than one account, such as individually and jointly with your spouse, you may receive more than one set of these materials. Please make sure to vote all of your shares.

How Are Shares Voted?

You may own shares in one of the following ways: directly in your name as the stockholder of record or indirectly through a broker, bank or other holder of record, in street name.

Stockholders of Record: If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. If you are a stockholder of record, there are two ways to vote:

•

by completing and returning your proxy card in the postage-paid envelope provided; or

•

by written ballot at the meeting.

Street Name Holders: If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending these proxy materials to you. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. If your shares are held in street name you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or as your broker may direct or allow. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Your vote is important. Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct. If you return a proxy card without indicating your vote, your shares will be voted as follows: (i) FOR the five nominees for Director named in this proxy statement; (ii) FOR approval of certain amendments to our Articles of Incorporation; and (iii) in accordance with the recommendation of management on any other matter that may properly be brought before the meeting and any adjournment of the meeting.

How Can I Attend the Annual Meeting in Person?

Any Think Partnership stockholder as of the Record Date or any holder of a valid proxy may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

If you plan on attending the annual meeting of stockholders in person, please contact Cathie Houseman at (727) 324-0046 x7100 so that we can arrange for sufficient space to accommodate all attendees. Please also mark the appropriate box on the enclosed proxy card.

Proof of ownership of Think Partnership stock, as well as a valid form of personal identification (with photograph), must be presented in order to attend the annual meeting. For security reasons, you may be subject to search prior to your admittance to the meeting.

How Can I Vote My Shares In Person At The Annual Meeting?

Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting. Shares held beneficially in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How Can I Vote My Shares Without Attending The Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the annual meeting. If you are a stockholder of record, you may vote by completing, signing and dating the enclosed proxy card and mailing it in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Can I Change My Vote?

Yes. You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (2) providing a written notice of revocation to the Company’s Secretary at the address on the first page of this proxy statement prior to your shares being voted, or (3) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee following the instruction they provided, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Is My Vote Confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner intended to protect your voting privacy. Unfortunately, we cannot give you any assurance of confidentiality or accept any liability if confidentiality is not maintained. Your vote will not be intentionally disclosed to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Company management.

How Many Votes Must Be Present To Hold The Meeting?

The holders of one-third of the aggregate voting power of Think Partnership common stock outstanding on the Record Date must be present to hold the annual meeting. Based upon our shares outstanding on the Record Date, 21,998,082 votes must be present in person, or by proxy, at the meeting in order to constitute a quorum necessary to conduct the meeting.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

How Are Votes Counted?

In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to all or one or more of the nominees. You may not cumulate your votes for the election of directors.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the board of directors.

What Vote Is Required To Approve Each Proposal?

In the election of Directors, the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

An amendment of the Company’s Articles of Incorporation requires the affirmative vote of a majority of the shares entitled to vote on the amendment, represented in person or by proxy.

An amendment of the Company’s 2005 Long-Term Incentive Plan requires the affirmative vote of a majority of the shares entitled to vote on the amendment, represented in person or by proxy. For each other item of business at the annual meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting, assuming a quorum is present, and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of establishing a quorum.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by “broker non-votes” will, however, be counted in establishing a quorum.

Is Cumulative Voting Permitted For The Election Of Directors?

No. You may not cumulate your votes for the election of directors.

What Happens If Additional Matters Are Presented At The Annual Meeting?

We are not aware of any other matter to be presented at the annual meeting. Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting. If, however, any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

Who Will Serve As Inspector Of Elections?

We retained Colonial Stock Transfer Co., Inc. to tabulate all votes cast at the meeting. A representative of Colonial Stock Transfer Co. will act as inspector of election at the meeting.

What Should I Do If I Receive More Than One Set Of Voting Materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Who Will Bear The Cost Of Soliciting Votes For The Annual Meeting?

We will pay all the costs of soliciting proxies and holding the annual meeting. We have not retained a third party to assist in this process. Instead, proxies will be solicited solely by our directors, officers or employees. We will not pay additional compensation to these individuals for these activities. We also intend to request that brokers, banks and other nominees solicit proxies from their principals. We will pay the brokers, banks and other nominees for certain expenses that they incur for these activities.

How Can I Access The Company’s Proxy Materials And Annual Report Electronically?

This proxy statement and the 2007 annual report are available in the “Investors” section of the Company’s website, which can be accessed at http://www.kowabunga.com.

Where Can I Find The Voting Results Of The Annual Meeting?

We intend to announce preliminary voting results at the annual meeting and publish final results in our current report on Form 8-K.

How Can I Obtain Additional Information About The Company?

We file reports, proxy materials and other information with the SEC. The SEC maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. Our SEC filings are also available via our Internet website at www.kowabunga.com, along with certain of our corporate documents. These reports, proxy materials and other information can be inspected and copied at the Public Reference Section maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; at The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and at 233 Broadway, New York, New York 10279. Copies can be obtained by mail from the SEC at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C.

What Is The Deadline To Propose Actions For Consideration At An Annual Meeting Of Stockholders Or To Nominate Individuals To Serve As Directors?

Generally, you may submit proposals, including director nominations, for consideration at future stockholder meetings. Please refer to “Other Matters” later in the Proxy Statement for additional information.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

In mid-2007 the number of directors was increased from five to six. Accordingly, our board, acting on the recommendation of our nominating committee, has nominated all of the current directors for reelection at the annual meeting.

In preparation for this annual meeting, the board changed the Company by-laws to classify our directors as allowed by Nevada law. As a result, the Company will have three classes of directors, each consisting as nearly as possible of one-third of the Board and for one-third of the Board to be elected each year for a three year term. The term of office of all of the current directors expires at this annual meeting. Commencing with this annual meeting, the board of directors will be divided into three classes. As this is the first election of classified directors, the terms of the Class I and Class II directors shall be shortened, to the 2009 and 2010 annual meetings, respectively. The terms of the Class III directors elected at this annual meeting shall be for three years, expiring at the 2011 annual meetings.

The term of office of each person elected as a director will continue until the designated annual meeting for the class of director or until a successor has been elected and qualified, or until the director’s earlier death, resignation or removal. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

For this annual meeting the board of directors proposes the election of two Class I directors, two Class II directors and two Class III directors, each of whom is an incumbent. The classification of each director candidate and the term each will serve is identified below. Messrs. Balousek, Geras, Mellon, Metnick, Pope and Tuchman have been determined to be, and nominated to serve as, independent directors. We know of no reason why any nominee will be unable to serve if elected. Unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for the nominees named below, who are all presently directors of the Company. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected.

The following information provided with respect to each of the nominees (including age, current principal occupation, which has continued for at least five years unless otherwise indicated, name and principal business of the organization in which his or her occupation is carried on, directorships in other reporting companies, and year first elected to our Board) has been furnished to us by such nominees. Director committee appointments and compensation are disclosed in the “Corporate Governance and Board of Directors Matters” section of this proxy statement above.

NOMINEES FOR DIRECTOR

Class I

For the Remainder of a Three-Year Term Expiring at the 2009 Annual Meeting

Robert T. Geras, Elected 2006, Age 70. In 1978, Mr. Geras founded and has since been President of LaSalle Investments, Incorporated, an early stage Chicago venture capital investment company. In April 2005, Mr. Geras became Interim President, director and CEO of Arryx, Inc., a Chicago nano-technology company which employs holographic laser steering at nano and microscopic levels to expedite groundbreaking research of many kinds. Mr. Geras co-founded and is a director of Merge Healthcare (MRGE) which provides radiology workflow products. He is currently a director of VideoHomeTours, Capital Growth Systems, Exadigm, Think Partnership, Advanced Diamond Technologies, Bias Power, and OrthoScan.

Mr. Geras is a founding member and a director of the Illinois Venture Capital Association which, in December 2004, presented Mr. Geras with the Fellows Award for “Extraordinary leadership in early stage venture funding in Illinois.” Mr. Geras also received the “Angel of the Year 2002” award by the Chicago Software Association at their Annual CityLIGHTS ceremony. On March 1, 2006, Mr. Geras was inducted into the Chicago Area Entrepreneurship Hall of Fame. Mr. Geras and his wife, Dawn, founded the Save Abandoned Babies Foundation. Mr. Geras graduated from Northwestern University in 1961.

George Mellon, Elected 2006, Age 62. Following graduation from college in 1968, Mr. Mellon spent 16 years with INA/CIGNA and in 1984 founded North American Special Risks Associations Inc. (NASRA). NASRA operated as a Managing General Underwriter (MGU) representing several A+ rated insurance companies in the accident and health employee benefits area. Mr. Mellon served as chairman, president and chief executive officer of NASRA. In

1996, NASRA merged with HCC (NYSE) where Mr. Mellon remained active until 2000 serving as chairman, president and chief executive officer of HCCES, a division of HCC. He continued with HCC as a consultant. Mr. Mellon graduated from North Dakota State University in 1968 with a B.S. degree in Economics.

NOMINEES FOR DIRECTOR

Class II

For the Remainder of a Three-Year Term Expiring at the 2010 Annual Meeting

Joshua Metnick, Elected 2006, Age 35. Mr. Metnick has been the President and Chairman of Illinois.com, Inc. Since December 2002, he also has served as chairman and chief executive officer of Chicago.com, Inc., as well as Managing Member of Associated Cities LLC which he formed with the owners of NewYorkCity.com, Atlanta.com and LosAngeles.com. Mr. Metnick currently serves as Chairman of Heilio, Inc., a Chicago-based network and online security services firm, and is a co-founder of Unified Consulting, Inc., a transactionally oriented Internet services development company started in 1999 and based in Los Angeles, California. In 2000, Mr. Metnick founded ePrairie.com, a news aggregator and blogging website for the Chicago and Midwest technology business community. Mr. Metnick holds a bachelor’s degree in finance from the University of Illinois and is a graduate of the Illinois Institute of Aviation.

Charles Pope, Elected 2008, Age 56. Mr. Pope joined Aerosonic Corporation as Chief Financial Officer in 2007. From February 2005 through April 2007, Mr. Pope served as Chief Financial Officer for Reptron Manufacturing, a manufacture of electronic services and engineering services. From April 2002 until February 2005, Mr. Pope served as Chief Financial Officer for SRI/Surgical, a provider to hospitals of reusable and disposable products used in surgical procedures. Previously, Mr. Pope served as Chief Financial Officer for UTEK Corporation, a business development company that acquires and funds the development of new university technologies. Mr. Pope was with PricewaterhouseCoopers LLP and left as a partner. Mr. Pope holds a B.S. in economics and accounting from Auburn University, and he is a Certified Public Accountant in Florida.

NOMINEES FOR DIRECTOR

Class III

For a Three-Year Term Expiring at 2011 Annual Meeting

Jack Balousek, Elected 2008, Age 63, served from 1991 to 1996 as President and Chief Operating Officer of Foote, Cone & Belding Communications, at the time one of the largest global advertising and communications networks; as Chairman and CEO of True North Technologies, a digital and interactive services firm affiliated with True North Communications; and as a Director at FCB Communications and True North Communications from 1989 until 1997. Prior to 1991, he held various senior executive management positions with FCB and Brand Management positions with the Procter & Gamble Co. Mr. Balousek has served as a Director on a number of publicly-held companies, and is currently serving on the Board of Central Garden & Pet Co. He received his undergraduate degree from Creighton University and his Masters degree from Northwestern University.

Mitch Tuchman, Elected 2008, Age 52. From 2006 until 2007, Mr. Tuchman served as a consultant to Crestview Capital, a micro-cap hedge fund. From 2001 until 2005, Mr. Tuchman served as a sub-advisor to Apex Capital, LLC, a hedge fund. He continues to co-manage, with Apex, Net Market Partners, LP, a venture capital fund. Prior to 2001, Mr. Tuchman served as an investor and advisor for venture funds focusing primarily on Internet and technology related ventures. In 1999, he co-founded TestMart, a marketer of government IT services and products over the Internet. A Silicon Valley veteran, Mr. Tuchman began his career at Atari, Inc. and led, as an operating executive, several Silicon Valley companies through strategic transformations for eventual sale. He currently serves on the Board of Directors of Kintera, Inc. and Workstream, Inc. Mr. Tuchman received his MBA from Harvard Business School and his BA from Boston University.

Required Vote

The six nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

Our board of directors recommends that you vote “FOR” the election of all nominees.

*****

PROPOSAL NO. 2 – AMENDMENT TO THE ARTICLES TO CHANGE NAME

Our board adopted a resolution to amend, and to recommend our stockholders to approve amending, Article I of our Articles of Incorporation, referred to herein as the “Articles,” in order to change the name of the Company from “Think Partnership Inc.” to “KowaBunga! Inc.”

We propose changing the Company’s name to KowaBunga! Inc. to enhance the marketability and value of our brand name and to better reflect the excitement we have for our unique corporate culture and the enthusiasm we have for our performance-based advertising technology. The Company desires to use “KowaBunga!” as its logo and trademark. The full text of the new Article I, as proposed to be amended would be as follows:

Article I – NAME

The name of the corporation is KowaBunga! Inc.

If the holders of common stock approve this proposal, we will file with the Secretary of State of Nevada (the “Secretary”) a Certificate of Amendment to the Articles to change the Company’s name to KowaBunga! Inc. and the amendment will be effective upon the acceptance of such Certificate by the Secretary.

Required Vote

An amendment of the Articles requires the affirmative “FOR” vote of a majority of the shares entitled to vote on the amendment.

Recommendation

Our board of directors recommends that you vote “FOR” this amendment to our Articles of Incorporation to change our corporate name to KowaBunga! Inc.

*****

PROPOSAL 3 - AUTHORIZATION TO AMEND THE 2005 LONG-TERM INCENTIVE PLAN

The Board of Directors has adopted, subject to shareholder approval, an amendment to our 2005 Long-Term Incentive Plan (the “2005 Plan”) to eliminate the annual limit for share grants to any one participant. The 2005 Plan currently limits the amount of awards that can be granted to any participant to a maximum of 400,000 shares of common stock during any calendar year. The Board believes that eliminating the annual limit per participant will allow the Board greater flexibility in attracting and retaining key executives.

Accordingly, the Board proposes that Section 3 of the 2005 Plan shall be amended by deleting the second sentence therein in its entirety and replacing it with the following:

There shall be no limit with respect to the number of Shares to which Awards may be granted to a participant during any calendar year.

Additionally, the 2005 Plan is governed by Illinois law, the jurisdiction in which the Company’s executive offices was located when the 2005 Plan was adopted. The Company has since relocated to Florida. The Board believes that changing the jurisdiction to Florida would benefit the Company by ensuring that any disputes are resolved in a venue convenient and less expensive for the Company.

Accordingly, the Board proposes that Section 20 of the 2005 Plan shall be amended by deleting the section entirety and replacing it with the following:

20. Governing Law.

To the extent not preempted by federal law, the Plan and all option and restricted stock agreements hereunder shall be construed in accordance with and governed by the laws of the State of Florida applicable to contracts made and to be performed entirely within the State of Florida.

The following is a summary of the 2005 Plan as amended. The full text of the 2005 Plan, as amended, is attached as Annex A to this proxy statement, and the following summary is qualified in its entirety by reference to this Annex.

Plan Administration

The Compensation Committee has full authority to administer the 2005 Plan including determining recipients of awards and the amount and type of awards. The Compensation Committee has the discretionary authority to interpret the 2005 Plan, to amend, waive or extend any provision or unit of any award, to approve the forms of agreement for use under the 2005 Plan and to otherwise supervise the administration of the 2005 Plan. While reference is made to the power and authority of the Compensation Committee throughout this discussion of the 2005 Plan, in all situations or circumstances the Board of Directors may supersede any of its committees.

Limits on Plan Awards

The board has reserved a maximum of 10,000,000 shares of common stock for issuance under the 2005 Plan. A participant may receive multiple awards under the 2005 Plan.

Shares delivered under the 2005 Plan will be authorized but unissued shares of our common stock, par value $0.001 per share. To the extent that any award payable in shares is forfeited or an award otherwise terminates or expires without the issuance of shares, the shares covered thereby may again be made subject to awards under the 2005 Plan unless the participant who had been awarded those shares had already received dividends or other benefits of ownership with respect to those shares, but will be counted against that calendar year’s limit with respect to a given participant.

Eligibility and Participation

The Compensation Committee has the discretion to designate participants under the 2005 Plan. Awards may be granted under the Plan to our employees and employees of our direct or indirect subsidiaries, and to any director, consultant, agent, individual, company, advisor or independent contractor who renders bona fide services to us or any of our direct or indirect subsidiaries that (i) is not in connection with the offer and sale of our securities in a capital raising transaction and (ii) does not directly or indirectly promote or maintain a market for our securities. We will only grant incentive stock options to our employees including employees of any of our indirect or direct subsidiaries.

Types of Plan Awards

The Compensation Committee may grant the following types of awards under the 2005 Plan.

Stock Options. Options to purchase shares of our common stock may be granted alone or in connection with other awards under the 2005 Plan. Options granted under the 2005 Plan may be either nonqualified stock options or incentive stock options qualifying under Section 422 of the Code. The exercise price of any stock option granted under the 2005 Plan may not be less than the fair market value of the shares of common stock at the date of grant. Further, in the event that an employee would otherwise be ineligible to receive an incentive stock option by reason of Code Sections 422(b)(6) or 424(d), the price of the shares intended to be incentive stock options may not be less than 110% of the fair market value of the shares of common stock at the date of grant. The exercise price is payable in cash or by certified check, in certain cases in shares of our common stock, or as otherwise permitted by the Compensation Committee.

The Compensation Committee will determine the terms of each option at the time of the grant. Generally, the Compensation Committee has discretion to provide for an exercise term of up to ten years or, with respect to an incentive stock option, five years in the case of a participant who on the date of grant owns more than 10% of our outstanding voting stock. The Compensation Committee may specify at or after the date of grant the time or times at which, and in what proportions, an option becomes vested and exercisable. Generally, options may be exercised commencing on or after the date of grant and ending on the expiration or termination of the option. Vesting may be based on the continued service of the participant for specified time periods or on the company attaining specified performance goals or both.

If the participant is not vested as to his or her entire option at the time the participant terminates employment or is terminated as an employee, the unvested portion of the option will revert to the plan. If, after termination, the participant does not exercise his or her option within the time specified in the relevant agreement governing the option, the option will terminate and the shares will revert to the plan.

Restricted Stock. The Compensation Committee may also grant awards of common stock subject to restrictions. Awards of common stock granted under the 2005 Plan may be granted alone or in connection with other awards under the 2005 Plan. Restricted stock represents shares of common stock that are issued subject to restrictions on transfer and vesting requirements. Vesting requirements may be based on the continued service of the participant for specified time periods or on the company or the person, or both, attaining specified performance goals. Dividends or other distributions may be paid on shares of restricted stock. Recipients of restricted stock may have the same rights as our stockholders, including all voting and dividend rights.

Other Stock-Based Awards. The Compensation Committee may grant other awards valued by reference to, or otherwise based on, shares of our common stock or on the fair market value thereof and subject to any terms and conditions determined by the Compensation Committee. The awards may be granted alone or in tandem with other awards under the 2005 Plan.

Section 162(m) Awards

Awards of stock options granted under the 2005 Plan will automatically qualify for the “performance-based compensation” exception under Section 162(m) of the Code pursuant to their expected terms. Under Section 162(m), the terms of the award must state an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the award although the Compensation Committee has the discretion to decrease the amount of compensation payable.

Effect of Change in Control

Awards under the 2005 Plan are generally subject to special provisions upon the occurrence of a “change in control” transaction, as defined in the 2005 Plan. Under the 2005 Plan, in the event a participant is terminated “without cause” (as that term is defined in the agreement governing the award to the participant) during the one year period following a “change in control,” then: (i) any and all options granted thereunder which would vest with the passage of time were the participant to continue as an employee for the applicable period and the “current year’s percentage” (as hereinafter defined) of any options which are tied to performance standards that could possibly be achieved during the calendar year in which the participant’s employment has been terminated, will be deemed to vest in full and become immediately exercisable, and will remain exercisable throughout their entire term; (ii) any restrictions imposed on restricted shares of common stock will lapse with respect to restricted shares which would vest with the passage of time were the participant to continue as an employee for the applicable period and the “current year’s percentage” of any restricted shares which are tied to performance standards that could possibly be achieved during the calendar year in which the participant’s employment has been terminated will be deemed earned; and (iii) the maximum payout opportunities attainable under all other stock-based awards which would vest with the passage of time were the participant to continue as an employee for the applicable period will be deemed to be vested in full and the “current year’s percentage” will be deemed to have been fully earned for the calendar year in which the participant’s employment has been terminated. Any of the awards vesting or exercised by virtue of a change in control will be paid in cash or in the sole discretion of the Compensation Committee in shares to the participant within thirty (30) days following the effective date of the termination of employment. Any shares issued in respect of these awards shall be valued at the fair market value as of the effective date of the termination of employment without cause.

The “current year’s percentage” means that percentage of the performance-based award that would have been satisfied for the calendar year in question based upon the product of (i) the percentage of calendar quarters completed for the year in which the employee is terminated without cause, multiplied by (ii) the performance-based award that the employee would have earned had the entire four calendar quarters of our performance and the employee’s performance for the year equaled the average quarterly performance for all calendar quarters completed prior to termination of the employee’s employment for the year in question.

Adjustments for Corporate Changes

In the event of a recapitalization, reclassification, stock split, combination, exchange, dividend or other distributions payable in capital stock, or other change in our corporate structure, we will adjust the number, kind and, with respect to options, the exercise price of, shares available for grant.

Term, Amendment and Termination

The Compensation Committee may, from time to time, amend or terminate the 2005 Plan. No amendment or modification of the 2005 Plan will adversely affect any outstanding award previously granted. By submitting any proposed amendment of the 2005 Plan to shareholder approval, the Company is not waiving or in any way attenuating the power and authority of the Compensation Committee to unilaterally amend or terminate the 2005 Plan.

Plan Benefits

Future benefits under the 2005 Plan are not currently determinable.

U.S. Tax Treatment of Awards

Incentive Stock Options

An incentive stock option results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise for the longer of two years from the date of grant or one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a “disqualifying disposition”) then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, we will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options

A non-qualified stock option results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising such an option will at that time realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

The optionee’s basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term capital gain (or loss), depending upon the holding period of the shares.

Other Awards

Recipients of restricted stock are generally subject to ordinary income tax at the time the restrictions lapse on the shares, unless the recipient elects to accelerate recognition as of the date of grant. Recipients of unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, we will generally be entitled to a corresponding tax deduction at the same time the participant recognizes ordinary income.

Section 162(m)

Compensation of persons who are our “covered employees” is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thus allowing us the full federal tax deduction otherwise permitted for this compensation. If approved by our stockholders, the 2005 Plan will enable the Compensation Committee to grant awards that will be exempt from the deduction limits of Section 162(m).

Tax Treatment of Awards to Non-Employee Directors and to Employees Outside the United States

The grant exercise of options and awards under the 2005 Plan to non-employee Directors and to employees outside the United States may be taxed on a different basis.

Benefits Under the LTIP for 2007

In 2007, the Compensation Committee approved the award of Options under the 2005 Plan as set forth in the table below to the following: (i) the Named Executive Officers ("Named Officers") individually; (ii) the Named Officers as a group; (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers and executive officers who are not Named Officers, as a group. Additional benefits under the 2005 LTIP for periods subsequent to 2007 are not determinable at this time.

Name and Position	Number of Options	Exercise Price (1)
Scott P. Mitchell (2)(5)	175,000	$1.69
Jody Brown (2)	75,000	$1.69
Stan Antonuk (2)	75,000	$1.69
John Linden (2)	90,000	$1.69

Executive Officers as a Group	415,000	$1.69

Independent Directors as a Group (3)	265,000	$1.95

All Employees as a Group (4)	410,000	$2.03

———————

(1)

Weighted Average Exercise Price

(2)

Executive Officer

(3)

Includes all Directors who are not Executive Officers

(4)

Includes all employees with the exception of the name Executive Officers

(5)

Cancelled in 2008

RECOMMENDATION OF THE BOARD: The board recommends that you vote “FOR” the proposals to amend the 2005 Long-Term Incentive Plan.

OTHER MATTERS

Stockholder Proposals: As of the date of this proxy statement, we had not received notice of any shareholder proposals for the annual meeting described herein and proposals received subsequent to such date will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Think Partnership Inc.

Attn: Corporate Secretary

15550 Lightwave Drive, 3rd Floor

Clearwater, FL 33760

Fax: (727) 324-0063

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of the Company’s proxy statement release to shareholders in connection with the previous year’s annual meeting. However, if the Company did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Therefore, stockholder proposals intended to be presented at the 2009 annual meeting must be received by the Company at its principal executive office no later than December 15, 2008 in order to be eligible for inclusion in the Company’s 2009 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, the Company will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Nomination of Director Candidates: Shareholders may propose director candidates for consideration by the board of directors’ Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for board of directors’ membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above. For additional information regarding stockholder recommendations for director candidates, see “Nominating and Corporate Governance Committee” in this Proxy Statement.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Our business is managed by our board of directors, which is responsible for establishing broad corporate policies and for supervising the overall management of the Company. In addition to considering various matters which require board approval, the board provides advice and counsel to, and ultimately monitors the performance of, the Company’s senior management. The chairman of our board of directors is Mitch Tuchman.

Board of Directors Independence

The board of directors has determined that each of the Company’s current directors and each of the directors nominees standing for election has no relationship which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an “independent director” as defined in the Company Guide of the American Stock Exchange (“AMEX”). Thus all current directors are independent directors. All directors standing for re-election are independent directors, which will continue to be the case assuming all nominees for director are elected by stockholders at the annual meeting. In determining the independence of our directors, the board of directors has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the Securities and Exchange Commission (the “SEC”) and the listing standards of the AMEX. In making the determination of the independence of our directors, the board of directors considered all known transactions in which Think Partnership and any director had any interest, including any discussed under “Certain Relationships and Related Transactions” below.

Our independent directors may meet at any time in their sole discretion without any other directors or representatives of management present. The independent chairman of the board of directors presides at these sessions. Each independent director has access to the members of our management team or other employees as well as full access to our books and records. The Company has no policy limiting, and exerts no control over, meetings of our independent directors.

Summary of Corporate Governance Framework

We are committed to maintaining the highest standards of honest and ethical conduct in running our business efficiently, serving our stockholders interests and maintaining our integrity in the marketplace. To further this commitment, we have adopted our Code of Conduct and Business Code of Ethics, which applies to all our directors, officers and employees.

To assist in its governance, our board has formed three standing committees composed entirely of independent directors: Audit, Compensation and Nominating and Corporate Governance. Each of the committees operates under a written charter adopted by the board of directors. A discussion of each committee’s function is set forth below.

Additionally, we have adopted and published to all employees our Whistleblower Notice establishing procedures by which any employee may bring to the attention of our Audit Committee any disclosure regarding accounting, internal control or other auditing issues affecting Think Partnership or any improper activities of any officer or employee. Disclosure may be made anonymously.

In 2007 we created the new non-executive chairman position on our board of directors. In September 2007, our board unanimously elected M. Alex White as chairman of the board, Mr. White, an independent director, is a retired audit partner with Deloitte & Touche LLP and has extensive experience in the areas of financial management and corporate governance. In May 2008, Mitch Tuchman, an independent director, became chairman. The chairman is responsible for coordinating the activities of the directors, coordinating with the Chief Executive Officer to set the agenda for board meetings, chairing meetings of the board and independent directors, and leading the board’s review of the Chief Executive Officer.

Our Restated By-Laws, the charters of each board committee, the independent status of a majority of our board of directors, our Code of Conduct and Business Code of Ethics, our Whistleblower Notice and our chairman of the board provide the framework for our corporate governance. Copies of our Restated By-Laws, charters, Code of Ethics and Whistleblower Notice may be found on our website at www.kowabunga.com. Copies of these materials also are available without charge upon written request to our corporate secretary. We intend to comply with the disclosure requirements under Item 10 of Form 8-K by posting on our website any amendments to, or any waivers under, our Code of Conduct and Business Code of Ethics.

Board of Directors, Meetings and Committee Information

The members of our board of directors on the date of this proxy statement, and the committees on which they serve, are identified in the table below. The table also provides fiscal year 2007 meeting information for each of the board committees. Committee memberships changed during the fiscal year. When Mr. White joined the Board in June 2007 he became Chairman of the Audit Committee and in September 2007 he became Chairman of the Board. Mr. Tuchman took over the duties of chairman of the compensation committee as well as chairman of the board in May 2008.

Director	Audit Committee	Compensation Committee	Nominating Committee

Patrick W. Walsh(1)	X	X	X
Robert T. Geras (2)	X	X	X
George Mellon (2)	X	X	X*
Joshua Metnick (2)	X	X	X
Mitch Tuchman (3)	X	X	X
M. Alex White (4)	X*	X	X
Jack Balousek (5)	X	X*	X
Charles Pope (5)	X*	X	X
Total meetings in fiscal year 2007	5	3	2

———————

* Chairman of the Committee

(1)

Mr. Walsh became an independent director in May 2004 and resigned on June 27, 2008.

(2)

Messrs. Geras, Mellon and Metnick became independent directors in June 2006.

(3)

Mr. Tuchman became a director in April 2008 and was elected chairman of the board in May 2008, also taking over chairman of the Compensation Committee from Mr. Geras at that time.

(4)

Mr. White became an independent director in June 2007 and chairman of the board in September 2007. Mr. White served as chairman of the board until May 2008. He resigned on July 16, 2008.

(5)

Messrs Balouske and Pope first became directors in June and July 2008, respectively. Upon their appointment, both became members of all the Board’s committees. Upon such appointment, Mr. Balouske took over the chairmanship of the Compensation Committee from Mr. Tuchman while Mr. Pope took over the chairmanship of the Audit Committee from Mr. White.

During 2007, our board met 10 times while our audit committee met 5 times, our nominating and corporate governance committee met 2 times and our compensation committee met 3 times. Each director serving on the board or a committee during 2007 attended at least 75% of the board or committee meetings held during their tenure as a director or committee member, except for Mr. Geras, who attended two-thirds of the compensation committee meetings. We encourage, but do not require, our directors to attend our annual stockholders’ meetings. Last year, all directors except Mr. Geras attended our annual stockholders’ meeting.

Communicating with Directors

Stockholders may communicate at any time with any of our directors, our independent directors as a group, or the entire board by writing to them at Think Partnership Inc., Attn: Corporate Secretary, 15550 Lightwave Drive, 3rd Floor. Clearwater, FL 33760 or by faxing a communication to (727) 324-0063.

Our “whistleblower” policy prohibits us, or any of our employees, from retaliating or taking any adverse action against anyone for raising a concern or reporting a problem. Stockholders or employees preferring to raise their concerns in a confidential or anonymous manner may do so by directly contacting the chairperson of the audit committee as provided in our Whistleblower Notice. Stockholders and employees may also report ethical concerns or incidents, including concerns about accounting, internal controls or auditing matters. We encourage anyone with a concern to bring it to our board’s attention as early as possible.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee (the “nominating committee”) recommends the slate of director nominees for election to our Board of Directors; identifies and recommends candidates to fill vacancies occurring between annual shareholder meetings; reviews the composition of Board committees; and monitors compliance with, reviews, and recommends changes to our various corporate governance policies and guidelines. The committee also prepares and supervises the board’s annual review of director independence and the board’s annual self-evaluation. The nominating committee is composed of six directors, all of whom satisfy the independence standards contained in the American Stock Exchange corporate governance rules and our governing documents. The nominating committee operates under a written charter adopted by the Board of Directors which describes the specific responsibilities and functions of this committee.

The committee considers all qualified candidates identified by members of the committee, by other members of the board of directors, by senior management and by our stockholders. Stockholders who would like to propose a candidate may do so by submitting the candidate’s name, resume and biographical information to the attention of our corporate secretary. All proposals for nomination received by the corporate secretary will be presented to the committee for appropriate consideration.

The committee reviews each candidate including each candidate’s independence, skills and expertise based on a variety of factors, including the person’s experience or background in management, finance, regulatory matters and corporate governance. Based on its assessment of each candidate, the committee recommends candidates to the board. The committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the board of directors and members of senior management. However, there is no assurance that there will be any vacancy on the board at the time of any submission or that the committee will recommend any candidate for the board.

A majority of the persons serving on our board of directors must be “independent”. Thus, the committee has considered transactions and relationships between each director or any member of his or her immediate family and us or our affiliates, including those reported under “Certain Relationships and Related Transactions” below. The committee also reviewed transactions and relationships between directors or their affiliates and members of our senior management or their affiliates.

As a result of this review, the committee affirmatively determined that Messrs. Balousek, Geras, Mellon, Metnick, Pope and Tuchman are independent.

Audit Committee

The audit committee assists the board in fulfilling its oversight responsibility relating to: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; and (3) the qualifications and independence of the independent registered public accountants.  The audit committee operates under a written charter adopted by the board of directors which describes the specific responsibilities and functions of this committee. The audit committee is composed of six directors, all of whom have been determined by the Board of Directors to be “independent,” as defined by the listing standards of the American Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the SEC. The board has determined that Mr. Pope, the chairman of the audit committee, qualifies as an “audit committee financial expert” as defined by the SEC. The report of the committee is included in this proxy statement.

Compensation Committee

This compensation committee is responsible for overseeing our compensation programs and practices, including our executive compensation plans and incentive-compensation plans. The committee also prepares an annual report on executive compensation to be included in our proxy statement. The compensation committee operates under a written charter adopted by the Board of Directors which describes the specific responsibilities and functions of this committee. The compensation committee is composed of six directors, each of whom has been determined by the Board of Directors to be a “non-employee director,” as defined by Section 16 of the Securities Exchange Act of 1934, as amended, an “outside director,” as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended and “independent” under the listing standards promulgated by the American Stock Exchange as well as any other applicable laws, rules and regulations governing director independence.

Independent Director Compensation

Each independent member of our board of directors, other than our board chairman, receives $2,000 per month, plus reimbursement for travel and lodging expenses, for serving as an independent director. Each independent director serving as chairman of a board committee, other than our board chairman, is paid an additional retainer equal to $2,000 per month. Further, each committee chairman, other than our board chairman is paid a per diem fee equal to $900 for each day physically spent by a committee chairman on Company business, provided that in no case, may the per diem fees paid to a committee chairman exceed $60,000 per annum. During 2007, Mr. White, then our board chairman, received $8,000 per month, plus reimbursement for travel and lodging expenses, for serving as board chairman and chairman of the audit committee. Mr. Tuchman, the current board chairman, is paid at the same rate. The board chairman does not receive any per diem fee.

All of our directors are eligible for grants of options to purchase our common stock as determined from time to time by our board of directors in its discretion. In connection with serving as independent directors, in August 2006 we granted to: (i) Mr. Walsh options to purchase 25,000 shares of common stock; (ii) each of Messrs. Geras and Mellon options to purchase 200,000 shares of common stock; and (iii) Mr. Metnick options to purchase 75,000 shares of common stock, all priced at $2.19 per share. In connection with joining as an independent director, in July 2007 we granted to Mr. White options to purchase 75,000 shares of common stock at $2.41 per share. In connection with continuing service as independent directors, in October 2007 we granted to: (i) each of Messrs. Walsh and Metnick options to purchase 20,000 shares of common stock; and (ii) each of Messrs. Geras, Mellon and White options to purchase 40,000 shares of common stock, all priced at $1.69 per share. The options granted to our independent directors in August 2006 vest one-third of the total options granted on each of the first, second and third year anniversaries of the date of grant, expire 10 years after the date of grant and are not forfeited should an independent director cease to provide services for the Company unless the director is removed for cause. The options granted subsequently vest one-third of the total options granted on each of the first, second and third year anniversaries of the date of grant, expire 5 years after the date of grant and are forfeited should an independent director cease to provide services for the Company prior to the options vesting.

2007 Non-Management Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Award (1) ($)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)

Robert T. Geras	$49,800	—	$ 37,859	—	—	—	$ 87,659
George Mellon	$49,800	—	$ 37,859	—	—	—	$ 87,659
Joshua Metnick	$24,900	—	$ 18,929	—	—	—	$ 43,829
Patrick Walsh	$25,800	—	$ 18,929	—	—	—	$ 44,729
Alex White	$45,400	—	$140,212	—	—	—	$185,612
Mitch Tuchman (2)	—	—	—	—	—	—	—
Jack Balousek (2)	—	—	—	—	—	—	—
Charles Pope (2)	—	—	—	—	—	—	—

———————

(1)

The amounts in the Option Awards column reflect the fair value on the date of grant in accordance with FAS 123R. The assumptions used in calculating these values may be found in Note 9 to our Financial Statements for the year ended December 31, 2007. The Company will continue to recognize compensation expense for all stock-based awards ratably over the service period under the provisions of FAS 123R.

(2)

Joined the board in 2008.

INDEPENDENT PUBLIC ACCOUNTANTS

Audit and Non-Audit Fees

The following presents fees billed by Blackman Kallick LLP (BK) for professional services rendered during each of the fiscal years ended December 31, 2007 and 2006, respectively, for the audit of our annual financial statements and review of financial statements included in our quarterly reports, audit-related services, and tax services rendered by BK.

	Fiscal Year Ended December 31,
Description	2007	2006

Audit Fees	$660,750	$763,304
Audit-Related Fees	$ 17,490	$374,777
Tax Fees	$ 1,220	$157,912
All Other Fees	—	—

Approval of Services and Fees

Our audit committee has reviewed and approved all of the fees charged by BK, and actively monitors the relationship between audit and non-audit services provided by BK. The audit committee concluded that all services rendered during the years ended December 31, 2006 and 2007, by BK were consistent with maintaining their respective independence. As a matter of policy, we will not engage our primary independent registered public accountants for non-audit services other than “audit-related services,” as defined by the SEC, certain tax services, and other permissible non-audit services as specifically approved by the chairperson of the audit committee and presented to the full committee at its next regular meeting. The policy also includes limits on hiring partners of, and other professionals employed by, BK to ensure that the SEC’s auditor independence rules are satisfied.

Under the policy, the audit committee must pre-approve all services provided by our independent registered public accountants and the fees charged for these services including an annual review of audit fees, audit-related fees, tax fees and other fees with specific dollar value limits for each category of service. During the year, the committee will periodically monitor the levels of fees charged by BK and compare these fees to the amounts previously approved. The audit committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

BK has served as our independent registered public accountants for our two most recent fiscal years. Since they were first engaged on September 29, 2004, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or audition scope or procedure.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee, and the Compensation Committee Report included below, do not constitute soliciting material and will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement or portions thereof into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

At the time the Audit Committee Report was prepared, the Audit Committee was composed of five Directors who, in the judgment of the Board of Directors, meet the independence requirements of the American Stock Exchange and the Securities and Exchange Commission. The Audit Committee operates under a charter adopted by the Board of Directors. The charter is available in the “Investors” section of the Company’s website at http://www.kowabunga.com. The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting processes. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

The Audit Committee submits the following report pursuant to the Securities and Exchange Commission rules:

•

The Audit Committee has reviewed and discussed with management and with Blackman Kallick, LLP (“BK”), the Company’s independent registered public accounting firm, the audited and consolidated financial statements of the Company for the year ended December 31, 2007 (the “2007 Financial Statements”).

•

BK has advised the management of the Company and the Audit Committee that it has discussed with them all the matters required to be discussed by Statement of Auditing Standards No. 61, as modified, which include among other items, matters related to the conduct of the audit of the 2007 Financial Statements.

•

The Audit Committee has received from BK the written disclosures and the letter required by Independence Standards Board Standard No. 1 (which relates to the auditor’s independence from the Company and its related entities) and has discussed BK’s independence with them.

Based upon the aforementioned review, discussions and representations of BK, and the unqualified audit opinion presented by BK on the 2007 Financial Statements, the Audit Committee recommended to the Board of Directors that the 2007 Financial Statements be included in the Company’s Annual Report on Form 10-K, for the 2007 fiscal year.

AUDIT COMMITTEE MEMBERS:[1]
Alex White[2](Chairman)
Robert T. Geras
George Mellon
Joshua Metnick
Patrick W. Walsh

¹ Members as of the date the Report was approved.
² Joined the audit committee in June 2007. The others were members for all of 2007.

EXECUTIVE OFFICERS AND DIRECTORS COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Process

The compensation-related decisions of our Company have been affected by a number of prior major changes in the Company’s business. In 2006 we faced the challenge of transitioning from the leadership by our prior Chief Executive Officer and his associates to the leadership and management of the current executive team. Four of our five directors first joined our board of directors during the summer of 2006. Since 2002 we have acquired a total of fourteen companies. Four significant acquisitions were completed in 2006. Management efforts were focused on creating a new corporate culture after prior management departed, restructuring operations to achieve the synergistic potential of our acquired businesses, and developing new products and services for future growth.

Several of our managers and higher paid staff became our employees with employment agreements negotiated as part of the acquisition agreements. As a result, compensation paid to such employees was determined by acquisition parameters, not application of any internal compensation process by the Company. We are continuing our attempt to rationalize and standardize our compensation process and levels of compensation across all divisions and acquired subsidiaries. However, we are constrained by the legal requirements of existing employment agreements and considerations involved in maintaining a separate structure for certain acquired companies. Most of the employment agreements entered into with employees of our acquired companies expire over approximately the next two years. We do not expect to renew them.

The following Compensation Discussion and Analysis (“CD&A”) describes our overall compensation philosophy and the primary components of our executive compensation program. Furthermore, the CD&A explains the process by which the Compensation Committee (the “Committee”) determined the 2007 compensation for all Named Executive Officers. The Company’s Named Executive Officers are identified in the “Summary Compensation Table” below.

Compensation Philosophy

The fundamental objectives of our executive compensation program are to attract and retain highly qualified executive officers, motivate these executive officers to materially contribute to our long-term business success, and align the interests of our executive officers and stockholders by rewarding our executives for individual and corporate performance based on targets established by the Committee.

We believe that achievement of these compensation program objectives enhances long-term shareholder value. When designing compensation packages to reflect these objectives, the Committee has adopted the following four principles as a guide:

•

Alignment with stockholder interests: Compensation should be tied, in part, to our stock performance through the granting of equity awards to align the interests of executive officers with those of our stockholders.

•

Recognition for business performance: Compensation should correlate in large part with our overall financial performance.

•

Accountability for individual performance: Compensation should partially depend on the individual executive’s performance, in order to motivate and acknowledge the key contributors to our success.

•

Competition: Compensation should generally reflect the competitive marketplace and be consistent with that of other well-managed companies in our peer group. (The Committee has not yet determined the Company’s peer group or determined any compensation by reference to a survey of peer group compensation.) In implementing this compensation philosophy, the Committee takes into account the compensation amounts from the previous years for each of the Named Executive Officers, and internal compensation equity between the Named Executive Officers and other employees.

2007 Compensation Determination Process

In 2007, the compensation program for our executive officers consists of the following components:

•

Base salary;

•

Annual performance-based cash awards;

•

2005 Long-Term Incentive Plan Awards; and

•

Other fringe benefits and perquisites.

The Compensation Committee believes that the Company's executive compensation package consists of elements of compensation that are typically used to incentivize and reward executive management at other companies of our size, in our geographic area or in our industry. Each of these components is designed to meet the program's objectives of providing a combination of fixed and variable, performance-based compensation linked to individual and corporate performance. In the course of setting the initial compensation level for new hires or adjusting the compensation of existing employees, the Committee considered the advice and input of the Company’s management. Our Chief Executive Officer (“CEO”) typically makes recommendations to the Compensation Committee for any proposed changes in salary, as well as performance-based awards and stock option grants, for the other Named Executive Officers. The Compensation Committee decides any salary change, as well as performance-based awards and stock option grants, for the CEO.

Three of our four Named Executive Officers have individually negotiated employment agreements with the Company. The terms and conditions of these employment agreements are summarized subsequently in this proxy statement. The compensation established in such agreement was either the result of negotiations between the Company and the executive, our CEO and the executive or as part of our acquisition of another company. All employment agreements were reviewed and approved in advance by our board of directors. The only Named Executive Officer without an employment agreement in 2007 is our Chief Operating Officer. His compensation was determined by our CEO and reviewed by our board of directors. The Chief Operating Officer obtained an employment agreement in 2008.

2007 Base Salary

Base salary is an important component of executive compensation because it provides executives with an assured-level of income, assists us in attracting executives and recognizes different levels of responsibility and authority among executives. The determination of base salaries is based upon the executive’s qualifications and experience, scope of responsibility and potential to achieve the goals and objectives established for the executive. Additionally, past performance, internal pay equity and comparison to competitive salary practices are also considered.

In general, the Compensation Committee considers two types of potential base salary increases for: (1) “merit increases” based upon the executives’ individual performance; and/or (2) or “market adjustments” based upon the peer group salary range for similar executives. (The Committee has not yet determined the Company’s peer group or determined any compensation by reference to a survey of peer group compensation.) In 2007, three of the four Named Executive Officers had base salaries determined exclusively pursuant to employment agreements, which are summarized subsequently in our proxy statement. At the time of his relocation to the corporate offices, our Chief Technology Officer’s base salary increased $50,000, or 20%. The base salaries for our other executive officers did not change in 2007.

2007 Performance Based Cash Awards

Commencing June 1, 2007, we implemented a Board-approved executive bonus plan for designated Named Executive Officers, such plan to have a maximum potential semi-annual award of $25,000 for each such executive. The amount of such award actually made was to be based upon attaining individual performance goals and objectives established for each executive. The individual performance goals were established for each Named Executive Officers, other than the chief executive officer, by the chief executive officer. The chief executive officer’s performance goals were approved by the Chairman of the Committee. Attainment of the goals was individually determined on an entirely subjective basis. If satisfactory attainment of sufficient goals was deemed achieved, it was expected that the full maximum potential award would be made. If not, none or some lesser amount of the maximum amount was expected to be awarded. Such determination was to be made by the chief executive officer for his direct reports and by the Chairman of the Committee for the chief executive officer. All awards were discretionary and could have been denied or withheld for any reason. This plan was the first performance-based cash award program adopted by the Company. It conformed to the Company’s compensation philosophy by making a portion of the executive total compensation partially dependant on the individual executive’s performance, in order to motivate and acknowledge the key contributors to our success. We paid no performance cash awards to our Named Executive Officers during fiscal 2007 but did so in fiscal 2008 based upon attainment of 2007 goals and objectives. Goals and objectives are established semi-annually for the next bonus cycle.

2007 Long-Term Incentive Plan Awards

The objective of the Company’s long-term incentive program is to provide a long-term retention incentive for the Named Executive Officers and others and to align their interests directly with those of our stockholders by way of stock ownership.

Under our 2005 Long-Term Incentive Plan, approved by our stockholders on March 14, 2006, the board of directors or the Compensation Committee has the discretion to determine whether equity awards will be granted to Named Executive Officers and if so, the number of shares subject to each award. The 2005 Long-Term Incentive Plan allows the board or the Committee to grant the following types of awards, in its discretion: options, restricted stock and other stock-based awards with respect to up to 10,000,000 shares of our common stock, valued in whole or in part by reference to the fair market value of the stock. In most instances, these long-term grants vest over a multi-year basis.

The board or the Committee determines the recipients of long-term incentive awards based upon such factors as excellent performance, the length of continuous employment, managerial level, any prior awards, and recruiting and retention demands, expectations and needs. All our employees are eligible for awards. The board or the Committee grants such awards by formal action, which awards are not final until a stock option agreement is delivered by the Company and executed by both the Company and the employee. There is no set schedule for the board or the Committee to consider and grant awards. The board and the Committee have the discretion to make grants whenever it deems it appropriate in the best interests of the Company, and, in fact, did make discretionary grants to Named Executive Officers during 2007 as discussed subsequently in this proxy statement. It is the Company's policy to grant options to all employees only during periods other than “black out periods,” although the Committee has discretion to grant options at any time. A black out period is defined in the Company's insider trading policy as the period beginning fifteen days before the end of each quarter and continuing until the second trading day after information relating to the results of operations (earnings report) for such quarter have been announced to the public. This policy is subject to change at any time and for any reason.

The Company does not have any program, plan or practice in place to time option or other award grants with the release of material, non-public information and does not release such information for the purpose of affecting the value of executive compensation. The exercise price of stock subject to options awarded under the 2005 Long-Term Incentive Plan is the fair market value of the stock on the date the grant is approved by the board or the Committee. Under the terms of the 2005 Long-Term Incentive Plan, the fair market value of the stock is the closing sales price of the stock on the date the grant is approved by the board or the Committee as reported by the American Stock Exchange.

While specific target stock option awards are not set for the Named Executive Officers each year, in 2007, in determining an appropriate amount of stock options to grant to the Named Executive Officers, the board of directors or the Committee determined the amount of equity awards granted to each executive by considering the executive’s responsibilities, employment agreement obligations, grant levels required to bring the executives’ award at or near the level of similar executives in the Company, the appropriate grant levels required to retain and incentivize key individual employee contributors, individual performance against personal objectives and the number of options held by the Named Executive Officers and other employees in relation to the total number of shares outstanding. No effort was made to establish the size of any 2007 equity award pool as the board considered the amount of awards reasonable and appropriate, without having any significant potentially dilutive effect on stockholders, and in line with the overall compensation policy of the Company to place emphasis on incentive compensation over base salaries. While the Committee considered individual performance against personal objectives, such consideration was entirely subjective and used only to indicate whether the Named Executive Officer had performed adequately to entitle consideration for an additional option grant, if any. No performance targets or threshold levels have been established relating to any performance or award criteria. All awards were discretionary and could have been denied or withheld for any reason. The numbers of restricted shares granted to the Named Executive Officers in 2007 are described in the table titled “Option/SAR Grants in Last Fiscal Year”.

Stock options granted to executive officers and all other employees are generally incentive stock options (“ISOs”), which qualify for preferential tax treatment for employees under the Internal Revenue Code (the “Code”). The main advantage to employees to receiving ISOs rather than non-qualified stock options (“NQSOs”) is that unlike NQSOs, no income tax is due upon exercise of ISOs, but rather tax is deferred until the acquired shares are sold (unless a “disqualifying disposition” occurs, as explained below). The Company believes that the potential preferential tax treatment provides an added incentive for our employees. The Company notes that, unlike NQSOs, the Company is not entitled to a tax deduction in the year in which the individual exercises the ISO. However, if the ISO holder does not meet the holding requirements for an ISO, he or she will have a disqualifying disposition, in which case the employee would be subject to taxation on exercise and the Company would be entitled to a deduction. Historically, exercised ISOs typically result in a disqualifying disposition and the Company has been entitled to a tax deduction. The Company expects this historical trend to continue in the future. Stock option grant amounts to the Chief Financial Officer, Chief Technology Officer, and Chief Operating Officer are recommended by the Chief Executive Officer to the Compensation Committee, and the Compensation Committee determines the stock option grant amount for the Chief Executive Officer and reviews and approves stock option grant amounts to the Chief Financial Officer, Chief Technology Officer, and Chief Operating Officer.

Pursuant to the terms of the 2005 Long-Term Incentive Plan, unless otherwise provided in the agreement governing the Award, in the event a participant is terminated “without cause during the one year period following a “Change in Control,” then: (i) any and all options granted under the Plan which would vest with the passage of time were the participant to continue as an employee for the applicable period and the “Current Year’s Percentage” (as hereinafter defined) of any options which are tied to performance standards that could possibly be achieved during the calendar year in which the Participant’s employment has been terminated, shall be deemed to vest in full and become immediately exercisable, and shall remain exercisable throughout their entire term; (ii) any restrictions imposed on restricted shares shall lapse with respect to restricted shares which would vest with the passage of time were the participant to continue as an employee for the applicable period and the “Current Year’s Percentage” of any restricted shares which are tied to performance standards that could possibly be achieved during the calendar year in which the participant’s employment has been terminated; and (iii) the maximum payout opportunities attainable under all other stock-based awards which would vest with the passage of time were the participant to continue as an employee for the applicable period shall be deemed to have vested in full and the “Current Year’s Percentage” shall be deemed to have been fully earned for the calendar year in which the participant’s employment has been terminated. The “Current Year’s Percentage” shall mean that percentage of the performance-based award that would have been satisfied for the calendar year in question based upon the product of (i) the percentage of calendar quarters completed for the year in which the employee is terminated without cause, multiplied by (ii) the performance-based award that the employee would have earned had the entire four calendar quarters of the Company’s performance and the employee’s performance for the year equaled the average quarterly performance for all calendar quarters completed prior to termination of the employee’s employment for the year in question. The Committee believes that this change in control protection is generally very common among other companies, and the value of the award grants as a retention tool would be severely diminished if this protection were not included in the grant paperwork.

 The Company’s insider trading policy prohibits the Directors, Named Executive Officers and other senior employees from selling the Company’s securities “short” – that is, selling securities that are borrowed (and not owned) on the assumption that the Company’s share price will decrease. The Company’s insider trading policy also prohibits directors, Named Executive Officers and other senior employees from buying or selling puts (i.e., options to sell), calls (i.e., options to purchase), future contracts, or other forms of derivative securities relating to the Company’s securities.

Other Compensation and Benefits

We have historically provided perquisites and other types of non-cash benefits on a very limited basis in an effort to avoid an entitlement mentality, reinforce a pay-for-performance orientation and minimize expense. Such benefits, when provided, can include additional health care benefits and additional life insurance. In keeping with our philosophy of limited usage, the value of these benefits is, in aggregate, below the SEC rule ($10,000 per individual) requiring disclosure. Accordingly, no amounts for perquisites or other personal benefits for our Named Executive Officers are reported in the “All Other Compensation” column in the Summary Compensation Table below. Mr. Mitchell, however, was entitled to receive an annual car allowance of $10,000 pursuant to his employment agreement.

Retirement and Other Post-Termination Benefits

Other than our 401(k) plan, employment agreements with four of our Named Executive Officers, Messrs Mitchell, Linden, Brown and Antonuk, and certain other employment agreements which provide for severance for termination without cause, we have not entered any employment agreements that provide for a continuation of post-employment benefits. Our benefits plans are generally the same for all employees, and so as of the date of this proxy statement, the Committee does not believe that any such plans in their present forms would continue post-employment, except as required by law (including with respect to COBRA), or otherwise set forth in this proxy statement. A description of these benefits for the Chief Executive Officer is included under the “Determination of Chief Executive Officer Compensation” section below. We do not currently maintain any other retirement or post-termination benefits plans.

Change in Control Severance Policy

We do not currently maintain any change in control severance plans or severance policies, except as provided in the 2005 Long-Term Incentive Plan discussed previously. Therefore, none of our Named Executive Officers will receive any cash severance payments in the event the Company undergoes a change in control, unless their employment agreement, if any, otherwise provides.

Other Benefits

The Company seeks to maintain an open and inclusive culture in its facilities and operations among executives and other Company employees. Thus, the Company does not provide executives with separate dining or other facilities, nor does the Company have programs for providing personal-benefit perquisites to executives, such as permanent lodging or defraying the cost of personal entertainment or family travel. The Company’s basic health care and other insurance programs are generally the same for all eligible employees, including the Named Executive Officers. In addition, for 2007 the Named Executive Officers receive a Company paid Executive Medical Reimbursement plan for uncovered expenses on the Company’s standard health, dental and vision insurance, through Exec-u-care.

Insurance

All full-time Company employees, including the Named Executive Officers, are eligible to participate in the Company’s standard medical, dental, long-term and short-term disability and life insurance plans. The terms of such benefits for the Company’s Named Executive Officers are generally the same as those for all Company employees. The Company pays approximately two-thirds of the annual health insurance premium with employees paying the balance through payroll deductions. For vice presidents and above the Company pays the entire premium for short and long term disability insurance. In addition, vice presidents and above receive Company paid term life and AD&D insurance in an amount up to five times their annual earnings to a maximum of $500,000; cancer, disability, long-term care, and personal recovery insurance; and a supplemental individual income protection insurance plan (i.e., supplemental disability insurance). Our former CEO was also eligible to receive a monthly long term disability benefit in an amount $2,000 per month higher than the standard executive benefit level.

401(k)

The Company sponsors the Think Partnership Inc. 401k Plan, which is a qualified defined contribution retirement plan with a 401(k) feature. Participants are provided the opportunity to make salary reduction contributions to the plan on a pre-tax basis. The Company has the ability to make discretionary matching contributions and discretionary profit sharing contributions to such plan. The Company did not making matching contribution in 2006 but did in 2007. Currently, the Company’s practice is to match 50% of the participants’ contributions, up to an aggregate of 6% of each participant’s earnings. The Company match vests over a three year period, subject to continued employment. After three years of continuous employment, the Company match immediately vests when made.

Determination of 2007 Chief Executive Officer Compensation

Mr. Mitchell’s (our former Chief Executive Officer who resigned on April 18, 2008) compensation is determined in accordance with the Company’s compensation philosophy, as implemented by the Compensation Committee of the Board of Directors, and his employment agreement which is described under “Executive Employment and Severance Agreements”. Mr. Mitchell’s employment agreement was entered into on August 3, 2006. The board of directors did consider the relative fairness of the compensation under Mr. Mitchell’s employment agreement in relation to the other executives of the Company, as well as the past compensation to Mr. Mitchell. However, in 2006 the Committee did not have any reason or opportunity to meaningfully consider such factors as the Company’s overall performance, Mr. Mitchell’s individual performance, and CEO compensation compared to other peer group companies when determining Mr. Mitchell’s overall compensation.

Mr. Mitchell, as disclosed under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” was previously one of the Company’s largest individual stockholders. Therefore, the Committee believed his interests, short-term and long-term, were aligned with the interests of the stockholders. However, the Committee did not believe that Mr. Mitchell’s relatively large stock holdings should disqualify him from additional stock grants and the Committee believed that additional grants do serve as a valuable retention tool. Accordingly, in 2007 the Company awarded Mr. Mitchell options to purchase 175,000 shares of our common stock pursuant to the long-term incentive program described above. Additionally, Mr. Mitchell was eligible for the executive bonus plan for designated Named Executive Officers, such plan to have a maximum potential semi-annual award of $25,000, based upon attaining individual performance goals and objectives. Attainment of the goals was individually determined on an entirely subjective basis. If satisfactory attainment of sufficient goals was deemed achieved, it was expected that the full maximum potential award would be made. If not, none or some lesser amount of the maximum amount was expected to be awarded. Such determination was to be made by the Chairman of the Committee for the chief executive officer. All bonus awards were discretionary and could have been denied or withheld for any reason. Mr. Mitchell did not receive any performance based cash bonus in 2007 but did in 2008 based upon achieving his individual goals and objectives for the second half of 2007. No other perquisites were provided to Mr. Mitchell other than his $10,000 annual car allowance.

The Committee believes that the Chief Executive Officer’s base salary, potential bonus compensation (if any) and long term stock incentive grants for 2007 altogether were within the range of other chief executive officers within companies of similar size, although the Company has not conducted any peer group salary survey.

Federal Income Tax and Accounting Considerations

Section 162(m)

The policy of the Committee is to establish and maintain a compensation program that maximizes long-term stockholder value. The Committee believes executive compensation programs should serve to achieve that objective, while also minimizing any effect of Section 162(m) of the Internal Revenue Code. Generally, Section 162(m) provides for an annual $1 million limitation on the deduction an employer may claim for compensation of executive officers unless it is performance-based. The stock options and restricted stock grants issued to senior executive officers and managers as part of the Company’s long-term incentive program qualify as performance-based compensation as defined in Section 162(m) because the Company’s 2005 Long-Term Incentive Plan, approved by stockholders, complies with the provisions of Section 162(m). Accordingly, payments under such incentive plans will not be included in applying the $1 million limitation. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee has adopted a policy that all compensation will not necessarily be deductible for income tax purposes.

Accounting Considerations

The Committee has taken certain accounting rules and consequences into consideration when determining the type of equity awards that executive officers should receive as part of the Company’s long-term incentive plan component of compensation packages. Under FAS 123(R), expenses the Company incurs in connection with grants of restricted stock that vests upon the satisfaction of certain performance criteria are higher and must be recorded sooner than grants that vest upon the passage of time. Therefore, the vesting of restricted stock grants made to the Company’s executive officers and employees is tied to the passage of time rather than conditioned upon fulfillment of certain performance targets.

2008 Compensation

In conjunction with its determination of 2008 compensation for the Named Executive Officers, the Committee intends to review existing executive compensation policies and may adopt additional new policies, as time and resources allow. Among the policy changes being considered in 2008 are the following, all of which may not occur:

Independent Committee Consultant

The Committee is considering hiring an independent compensation consultant, to assist the Committee in its review and approval of the 2008 base salaries, incentive compensation, long-term compensation and other compensation-related issues for the Company’s executive officers.

Establishing a Peer Group

The Committee is considering establishing the peer group for purposes of creating and comparing future compensation packages.

Adoption of Policy for Adjustment or Recovery of Awards in the event of Accounting Restatement

The Committee is considering requiring that all annual incentive plans contain a provision requiring an adjustment or recovery of awards in the event of accounting restatements.

Predetermined Performance Targets and Reviews

The Committee is considering establishing predetermined quantitative performance targets for Named Executive Officers in order to evaluate salary increases on predetermined performance targets, and to undertake an annual performance review of each of the Named Executive Officers in order to determine whether they are eligible for merit increases.

In addition to determining merit increases for the Named Executive Officers, the Committee hopes to compare the Named Executive Officers’ salaries to the salaries of similar executives in the Company’s peer group in order to determine whether any market adjustments are appropriate.

In 2008, the Committee desires to augment its bonus plan to set high performance standards for its Named Executive Officers and other executives and employees and to align future cash bonus with both the interests of our stockholders and the executives’ individual performance. Such a plan may be tied to objective standards tied to the Company’s financial performance.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2007 Annual Report on Form 10-K.

Submitted by the Compensation Committee of the Board of Directors:

COMPENSATION COMMITTEE MEMBERS[1]:
Robert T. Geras (Chairman during 2007)
George Mellon
Joshua Metnick
Patrick W. Walsh
Alex White
¹ Members on the date the report was approved.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee during 2007 was an officer, employee or former officer of the Company or any of its subsidiaries or had any relationship that would be considered a compensation committee interlock and would require disclosure in a proxy statement pursuant to SEC regulations. None of the Company’s executive officers served as a member of a compensation committee or a director of another entity under circumstances that would require disclosure in a proxy statement pursuant to SEC regulations.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning compensation paid to or earned by the Company’s Named Executive Officers for the years ended December 31, 2007, 2006, and 2005. Throughout this Amendment No. 1 to Form 10-K, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during 2007, as well as the other executive officers included in the Summary Compensation Table below, are referred to as the “Named Executive Officers”.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
Scott P. Mitchell,	2007	$485,000	—	—	$165,632	—	—	$13,846	$ 664,478
President and CEO (2)	2006	$367,192	$150,000	—	$512,000	—	—	$ 4,167	$1,033,359
	2005	$216,018	—	—	—	—	—	—	$ 216,018

Jody Brown, Chief	2007	$250,000	—	—	$ 70,985	—	—	—	$ 320,985
Financial Officer (3)	2006	$216,750	—	—	$168,000	—	—	—	$ 384,750
	2005	$187,246	—	—	—	—	—	—	$ 187,246

Stan Antonuk	2007	$248,308	—	—	$ 70,985	—	—	—	$ 319,293
Chief Operating	2006	$100,962	—	—	$168,000	—	—	—	$ 268,962
Officer (4)	2005	—	—	—	—	—	—	—	—

John Linden	2007	$273,269	—	—	$ 85,182	—	—	—	$ 358,451
Chief Technology	2006	$208,141	—	—	$168,000	—			$ 376,141
Officer (5)	2005	—	—	—	—	—	—	—	—

Brady Whittingham	2007	$261,308	—	—	$ 47,323	—	—	—	$ 308,631
Former President,	2006	$255,716	—	—	—	—	—	—	$ 255,716
Direct Division (6)	2005	—	—	—	—	—	—	—	—

———————

(1)

The amounts in the Option Awards column reflect the fair value on the date of grant in accordance with FAS 123R. The assumptions used in calculating these values may be found in Note 9 to our Financial Statements for the year ended December 31, 2006. The Company will continue to recognize compensation expense for all stock-based awards ratably over the service period under the provisions of FAS 123R.

(2)

Mr. Mitchell began serving as our President in August 2005. Mr. Mitchell resigned as our President and CEO on April 18, 2008.

(3)

Mr. Brown began serving as our Chief Financial Officer in August 2004.

(4)

Mr. Antonuk began serving of our Chief Operating Officer in July 2006. Mr. Antonuk was appointed to serve as CEO upon Mr. Mitchell’s resignation.

(5)

Mr. Linden began serving as our Chief Technology Officer in July 2006. Salary includes compensation paid to Mr. Linden’s spouse.

(6)

Mr. Whittingham was not a Named Executive Officer in 2005 or 2006 and ceased serving as President of our Direct Division in February 2008.

Option/SAR Grants in Last Fiscal Year

The following table sets forth information regarding the number of options granted to each of the Named Executive Officers during the year ended December 31, 2007.

Name	Number of Securities Underlying Options	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date
Scott P. Mitchell	175,000	16%	$1.69	10/31/2012
Jody Brown	75,000	7%	1.69	10/31/2012
Stan Antonuk	75,000	7%	1.69	10/31/2012
John Linden	90,000	8%	1.69	10/31/2012
Brady Whittingham	50,000	5%	$1.69	10/31/2012

Value of Securities Underlying Unexercised Options

The following table sets forth information regarding the number and value of securities underlying unexercised options or warrants held by each of the Named Executive Officers at December 31, 2007.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at December 31, 2007(1)		Value of Unexercised In-the-Money Options/ SARs at December 31, 2007 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Scott P. Mitchell (3)	—	—	389,285	475,000	$139,000	—
Jody Brown	—	—	91,431	175,000	—	—
Stan Antonuk	—	—	50,000	175,000	—	—
John Linden (4)	—	—	58,820	207,640	—	—
Brady Whittingham (5)	—	—	—	50,000	—	—

———————

(1)

These amounts represent the total number of shares issuable on exercise of warrants held by the Named Executive Officers as of December 31, 2007.

(2)

These amounts represent the difference between the exercise price of options or warrants and the closing bid price of our common stock on December 31, 2007.

(3)

Includes warrants to purchase 39,285 shares issued to Scott and Kristi Family Limited Partnership.

(4)

Mr. Linden received 150,000 options as part of his long term compensation in 2006 and 26,460 as part of the acquisition of Litmus Media, Inc. in April 2006.

(5)

Mr. Whittingham was not a Named Executive Officer in 2005 or 2006 and ceased serving as President of our Direct Division in February 2008.

Executive Officers

The board of directors annually elects our executive officers. These officers may, subject to any employment agreement limitations, be terminated at any time. Listed below is information about our executive officers.

Stan Antonuk: Chief Operating Officer, President and Chief Executive Officer, Age 40. Prior to joining us, Mr. Antonuk was part of the leadership team at InterActive Corporation which launched the e-commerce site, HSN.com. In addition to overseeing technology and operations for HSN.com, Mr. Antonuk also oversaw technology for HSN’s Advanced Services business. Prior to HSN.com, Mr. Antonuk spent ten years serving in a variety of leadership positions in engineering, marketing, and technology for National Grid, an electric and gas power company in Upstate, New York. He received a B.S. degree in Electrical and Computer Engineering from Clarkson University in Potsdam, N.Y. and an MBA from Le Moyne College in Syracuse, NY. On April 18, 2008, the Board of Directors appointed Stan Antonuk, Chief Operating Officer since 2006, to serve as interim Chief Executive Officer and President of the Company.

Jody Brown: Chief Financial Officer, Age 36. Since August 2004, Mr. Brown has served as our chief financial officer. From January 2001 until August 2004, Mr. Brown was a partner at the accounting firm of Poulos & Bayer, our previous independent registered public accountant. He had worked at Poulos & Bayer since 1995. Mr. Brown graduated from the University of Illinois at Chicago in 1995.

John Linden: Chief Technology Officer, Age 30. Mr. Linden has been Litmus Media’s chief executive officer since early 2005 where he built click fraud protected advertising distribution technologies for the performance-based advertising, search marketing, and e-retailing industries as well as developing its ValidClick search distribution network and its coupon and product comparison distribution systems. Prior to Litmus Media, Mr. Linden was the executive vice president of marketing for Positive Networks, Inc. He has also served as chief technology officer for Adknowledge and Virtumundo, Inc. Mr. Linden founded and was the chief executive officer of Planet Alumni, Inc.

Executive Employment and Severance Agreements

Scott P. Mitchell, former CEO: On August 3, 2006, we entered into an employment agreement with Mr. Scott P. Mitchell pursuant to which Mr. Mitchell served as the Company’s president and chief executive officer. Mr. Mitchell resigned as President and CEO effective April 18, 2008 and entered into a separation agreement as described herein. In connection with entering into the employment agreement, on August 3, 2006, the Company (i) agreed to pay to Mr. Mitchell a $150,000 signing bonus in immediately available funds, and (ii) issued to Mr. Mitchell options to purchase 400,000 shares of common stock, at an exercise price of $2.19 per share with one-third of the options vesting on each of the first, second and third year anniversaries of the date of issuance.

Effective as of April 24, 2008, Think Partnership Inc. (the “Company”) and Scott P. Mitchell entered into a Separation Agreement and a Consulting Agreement (collectively, the “Agreements”), pursuant to which Mr. Mitchell resigned as a member of its Board of Directors, effective April 24, 2008.

Pursuant to the Agreements, the Company granted Mr. Mitchell, under the Company’s 2005 Long Term Incentive Plan, 400,000 unrestricted shares of the Company’s common stock, $.001 par value per share, in consideration for providing consulting services to the Company for six months. Mr. Mitchell’s Employment Agreement with the Company, dated August 3, 2006, was terminated. All of his options and warrants received directly from the Company, whether vested or unvested, were forfeited. Mr. Mitchell and the Company exchanged releases. Mr. Mitchell agreed not to sell more than 50,000 shares of the stock grant he received under the Agreements in any weekly period on the open market, and for 12 months he agreed not to engage in any business that competes with the Company in the U.S. and in certain foreign jurisdictions or solicit any of the Company’s employees or customers.

Stan Antonuk, CEO. On May 20, 2008, Think Partnership Inc. (the “Company”) entered into an employment agreement with Mr. Stan Antonuk pursuant to which Mr. Antonuk will continue to serve as the Company’s interim chief executive officer (“CEO”). At any time, the Board may replace Mr. Antonuk as CEO, upon which event he shall be employed under this agreement as Chief Operating Officer of the Company (“COO”), his position prior to his appointment as CEO.

The employment agreement provides for (i) a three year term; (ii) base salary equal to $300,000 per annum commencing April 18, 2008 while he serves as CEO and continuing during the term of the agreement, but decreasing to $250,000 per annum if he reverts to his COO position; (iii) a discretionary annual cash bonus as determined by the Company’s board of directors, (iv) a non-competition and non-solicitation covenant during the term of the employment agreement and for a period of one year thereafter; (vi) other benefits that are generally available to the Company’s employees; and (vii) termination of the employment agreement (A) by the Company for “cause” or the disability of Mr. Antonuk, (B) automatically upon the death of Mr. Antonuk, or (C) by Mr. Antonuk for “good reason”.

The employment agreement defines “cause” to include Mr. Antonuk’s: (1) gross neglect of or negligence in the performance of his duties, including, but not limited to, materially unsatisfactory performance, failure to achieve his approved goals and objections, breach of his duties to the Company, demonstrable disloyalty, malfeasance or misfeasance as a officer of the Company, or any acts or failures to act which result in damages to the Company or its reputation; (2) failure or refusal to follow instructions given to him by the Chief Executive Officer or the Board, as appropriate pursuant to Section 2 of the employment agreement; (3) violation of any provision of the Company’s Articles of Incorporation, Bylaws, or of any other stated policies, standards, or regulations; (4) being indicted in regard to any criminal offense, other than a misdemeanor not involving moral turpitude or a minor traffic violation, or sued in civil litigation which in any way materially relates to, or calls into question his integrity, honesty or fitness, or which interferes with his ability, to perform his duties; (5) violation or breach of any material term, covenant or condition contained in the employment agreement, which is not cured within 30 days after written notice thereof is received by Mr. Antonuk; or (6) the U.S. Securities and Exchange Commission (the “SEC”) issues an order prohibiting him from acting as an officer of the Company.

Further if the employment term is terminated by Mr. Antonuk for good reason, or if the Company terminates the agreement without cause, the Company shall be obligated to pay Mr. Antonuk (i) any accrued but unpaid base salary and expense reimbursements due as of the date of termination, and (ii) a severance amount equal to all amounts of his annual base compensation as COO, less all applicable deductions, that would have become due and owing to him through the three (3) year anniversary of the date of the employment agreement discounted at the rate of 10% per annum or his usual base compensation due under the agreement for the balance of the term, as the Company in its sole and absolute discretion may elect The employment agreement defines “good reason” to include a material breach by the Company of any of the terms of the employment agreement or the Company’s failure to pay any amounts due under the agreement and such breach, or failure to pay, is not cured within 30 days.

Jody Brown, CFO: On September 5, 2006, we entered into an employment agreement with Mr. Jody Brown pursuant to which Mr. Brown will continue to serve as the Company’s chief financial officer. Further, on September 1, 2006, the Company (i) issued to Mr. Brown options to purchase 150,000 shares of common stock, at an exercise price of $1.92 per share with the options vesting over a three year period. The employment agreement provides for (i) a three year term; (ii) base salary equal to $250,000 per annum during the term of the agreement; (iii) a discretionary annual cash bonus as determined by the Company’s board of directors, (iv) a non-competition and non-solicitation covenant during the term of the employment agreement and for a period of one year thereafter; (vi) other benefits that are generally available to the Company’s vice presidents; and (vii) termination of the employment agreement (A) by the Company for “cause” or the disability of Mr. Brown, (B) automatically upon the death of Mr. Brown, or (C) by Mr. Brown for “good reason”.

The employment agreement defines “cause” to include Mr. Brown’s: (1) repeated gross neglect of or negligence in the performance of his duties, which is not cured within 30 days after written notice thereof; (2) repeated failure or refusal to follow instructions given to him by the board, which is not cured within 30 days after receipt of written notice thereof; (3) repeated violation of any provision of the Company’s bylaws, code of ethics or of any other stated policies, standards, or regulations, which is not cured within 30 days after receipt of written notice thereof; (4) conviction or plea bargaining in regard to any criminal offense, other than a misdemeanor not involving moral turpitude or a minor traffic violation; or (5) violation or breach of any material term, covenant or condition contained in the employment agreement, which is not cured within 30 days after receipt of written notice thereof. In addition, the employment agreement includes in the definition of “cause” the Securities and Exchange Commission issuing an order prohibiting Mr. Brown from acting as an officer of the Company.

Further if the employment term is terminated by Mr. Brown for good reason, or if the Company terminates the agreement without cause, the Company shall be obligated to pay Mr. Brown (i) any accrued but unpaid salary, prorated annual cash bonus and prorated vacation, and any other amounts accrued but unpaid as of the date of termination, and (ii) a lump-sum severance payment equal to the unpaid salary that would have been paid to Mr. Brown over the balance of the employment term. The employment agreement defines “good reason” to include a material breach by the Company of any of the terms of the employment agreement or the Company’s failure to pay any amounts due under the agreement and such breach, or failure to pay, is not cured within 30 days.

John Linden, CTO: On February 17, 2006, as part of our acquisition of Litmus Media, Inc., we entered into any employment agreement with John Linden to serve as the co-president of Litmus. The employment agreement provides for (i) a three year term; (ii) base salary equal to $250,000 per annum during the term of the agreement; (iii) a discretionary annual cash bonus as determined by the Company’s board of directors, (iv) a non-competition and non-solicitation covenant during the term of the employment agreement and for a period of one year thereafter; (vi) other benefits that are generally available to the Company’s vice presidents; and (vii) termination of the employment agreement (A) by the Company for “cause” or the disability of Mr. Linden, (B) automatically upon the death of Mr. Linden, or (C) by Mr. Linden if we require him to relocate more than 25 miles.

The employment agreement defines “cause” to include Mr. Linden’s: (1) repeated gross neglect of or negligence in the performance of his duties; (2) failure or refusal to follow instructions given to him by the board or refusal to accept relocation and transfer to another geographic location less than 25 miles from the Litmus” then current principal place of business; (3) repeated violation of any provision of the Company’s bylaws, articles of incorporation or other stated policies, standards or regulations; (4) conviction or plea bargaining in regard to any felony criminal offense, other than traffic violations; or (5) violation or breach of any material term, covenant or condition contained in the employment agreement.

Further if the Company terminates the agreement without cause, which includes Mr. Linden’s declining to relocate more than 25 miles from Litmus’ then current principal place of business, the Company shall be obligated to pay Mr. Linden (i) any accrued but unpaid salary, prorated annual cash bonus and prorated vacation, and any other amounts accrued but unpaid as of the date of termination, and (ii) a lump-sum severance payment equal to the unpaid salary that would have been paid to Mr. Linden over the balance of the employment term.

On July 21, 2006, Mr. Linden’s employment agreement was amended to change his employment to Chief Technology Officer of the Company. The three year term was adjusted to specify a June 30, 2009 end date. There was no change in his compensation. Mr. Linden is currently paid a base salary of $300,000 per annum, which amount higher than $250,000 the Company deems unenforceable under his employment agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of May 27, 2008, concerning the amount of common stock beneficially owned (unless otherwise indicated) by each person known to us to be the beneficial owner of more than five percent (5%) of our common stock, our directors and nominees for the board of directors, our Named Executive Officers and our directors and Named Executive Officers as a group. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Think Partnership Inc., 15550 Lightwave Drive, 3rd Floor. Clearwater, FL 33760.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to any applicable community property laws.

The beneficial ownership percentages are based on a total of 67,023,650 shares outstanding as of May 27, 2008. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of May 27, 2008. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to us, except where otherwise noted.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership			Percent of shares of Common Stock Outstanding
	Total Number of Shares of Common Stock Beneficially Owned As of May 27, 2008	Shares Owned	Options **

Directors, Executive Officers and Nominees
Scott P. Mitchell (1)(2)	1,681,985	1,259,367	422,618	2.51%
Robert T. Geras (1)(3)	1,485,988	1,104,724	381,264	2.22%
John Linden (1)(4)	724,540	656,900	67,640	1.08%
Patrick W. Walsh (1)(5)	250,000	—	250,000	*
Jody Brown (1)(6)	101,431	10,000	91,431	*
George Mellon (1)(7)	401,250	175,000	226,250	*
Joshua Metnick (1)(8)	75,000	—	75,000	*
Stan Antonuk (1)(9)	120,000	70,000	50,000	*
M. Alex White (1)	—	—	—	—
Mitch Tuchman	—	—	—	—
5% Stockholders

William Blair Small Cap Growth Fund (10)	7,404,419	5,307,805	2,096,614	10.96%
Magnetar Investment Management, LLC (11)	8,362,626	6,332,910	2,039,716	9.40%
Janis Capital Management LLC (12)	3,629,510	3,629,510	—	5.37%

All Directors and Executive Officers as a Group (9 persons)	4,840,194	3,275,991	1,564,203	7.22%

———————

* Less than 1%.

** Includes only options that are vested

(1)

Executive Officer or Director.

(2)

Includes 71,429 shares of common stock and 39,285 warrants to purchase common stock at $4.12 per share owned by the Scott and Kristi Mitchell Family Limited Partnership, of which Mr. Mitchell has voting and dispositive power. Also includes 50,000 warrants to purchase common stock at $2.10 per share, 50,000 warrants to purchase common stock at $2.40 per share, 50,000 warrants to purchase common stock at $2.05 per share, 133,333 options to purchase common stock at $2.19 per share and 400,000 shares granted to

Mr. Mitchell upon his resignation from the Company on April 18, 2008. Also includes 100,000 warrants to purchase common stock at $0.13 per share which Mr. Mitchell acquired in a transaction with former directors of the Company.

(3)

Mr. Geras’ ownership consists of 1,104,724 shares of common stock, shares of common stock underlying warrants to purchase 181,264 shares at $4.12 per share and shares of common stock underlying options to purchase 200,000 shares at $2.19.

(4)

Mr. Linden’s ownership consists of 656,900 shares of common stock, shares of common stock underlying options to purchase 50,000 shares at $1.92 per share, shares of common stock underlying options to purchase 8,820 shares at $2.75 per share, and shares of common stock underlying options to purchase 8,820 shares at $2.88 per share.

(5)

Consists of warrants to purchase 200,000 shares of common stock at $0.13 per share, warrants to purchase 25,000 shares of common stock at $2.19 per share and warrants to purchase 25,000 shares of common stock at $5.25 per share.

(6)

Consists of 10,000 shares of common stock and options to purchase 41,431 shares of our common stock at $2.05 per share and 50,000 options to purchase our common stock at $1.92 per share.

(7)

Mr. Mellon’s ownership consists of 150,000 shares of common stock, shares of common stock underlying warrants to purchase 12,500 shares at $2.05 shares of common stock underlying options to purchase 200,000 shares at $2.19. Also, Mr. Mellon has voting and dispositive power with respect to the shares held by Mellon Enterprises. Mellon Enterprise’s ownership consists of 25,000 shares of common stock and shares of common stock underlying warrants to purchase 13,750 shares of common stock at $4.12 per share.

(8)

Consists of warrants to purchase 75,000 shares of common stock at $2.19 per share.

(9)

Mr. Antonuk’s ownership consists of 70,000 shares of common stock and shares of common stock underlying options to purchase 50,000 shares at $1.92.

(10)

Includes 5,307,805 shares of common stock and 1,424,000 warrants to purchase common stock at $2.50 per share, 448,409 warrants to purchase common stock at $3.05 per share and 224,205 warrants to purchase common at $4.00 per share. William Blair & Company, L.L.C. is the investment advisor with sole voting and investment power over the stock and warrants. Its address is 222 W. Adams, Chicago, IL 60606. Source for shares owned: Schedule 13G filed with the SEC on January 9, 2008.

(11)

Magnetar Capital Master Fund, Ltd, (“Magnetar Capital Master Fund”) manages certain accounts (the “Managed Accounts”), Magnetar SGR Fund, Ltd. (“SGR Fund 1”) and Magnetar SGR Fund, LP (“SGR Fund 2”). Magnetar Capital Partners LP serves as the sole member and parent holding company of Magnetar Financial LLC (“Magnetar Financial”), and Magnetar Investment Management, LLC (“Magnetar Investment Management”). Each of Magnetar Financial and Magnetar Investment Management are registered investment advisers under Section 203 of the Investment Advisers Act of 1940, as amended. Magnetar Financial serves as investment adviser to Magnetar Capital Master Fund. In such capacity, Magnetar Financial exercises voting and investment power over the shares held for the account of Magnetar Capital Master Fund. Magnetar Investment Management serves as investment manager to certain private investment funds, including the Managed Accounts, SGR Fund 1 and SGR Fund 2. In such capacity, Magnetar Investment Management exercises voting and investment power over the Shares held for the accounts of the Managed Accounts, SGR Fund 1 and SGR Fund 2. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Alec N. Litowitz. The business address of each of the named entities is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201. Magnetar Capital Master Fund is a private investment fund; Magnetar Financial is a SEC registered investment advisor and manager of private investment funds, including Magnetar Capital Master Fund; Magnetar Investment Management is an SEC registered investment advisor and manager of private investment funds, including the Managed Accounts, SGR Fund 1 and SGR Fund 2; Magnetar Capital Partners is a privately held limited partnership and the sole member of Magnetar Financial and Magnetar Investment Management; Supernova Management is a privately held limited liability company and is the general partner of Magnetar Capital Partners; and Mr. Litowitz is a citizen of the United States of America, manager of Supernova Management and Chief Executive Officer of Magnetar Financial. (a)(i) Magnetar Financial may be deemed to beneficially own 2,937,239 shares held for the account of Magnetar Capital Master Fund, and all such shares represent beneficial ownership of approximately 4.3% of the shares, based on 67,548,950 Shares issued and outstanding. The foregoing excludes (A) 1,000,000 shares issuable upon exercise of a warrant (the “Warrant”), (B) 693,144 shares issuable upon exercise of an inducement warrant (“Inducement Warrant 1”) and (C) 346,572 shares issuable upon exercise of a second inducement warrant (“Inducement Warrant 2,” and collectively with Inducement Warrant 1, the “Inducement Warrants”), in each case, held for the account of Magnetar Capital Master Fund. The terms of the Warrant and the Inducement Warrants each contain a blocker provision under which the holder thereof does not have the right to exercise the Warrant or the Inducement Warrants to the extent that such exercise would result in beneficial ownership by the holder thereof, together with its affiliates, of more than 4.99% or 4.90%, respectively, of the shares outstanding immediately after giving effect to such exercise (each such provision being a “Blocker”). As a result of application of the Blocker contained in each of the Warrant and the Inducement Warrants, neither the Warrant nor the Inducement Warrants are currently exercisable, and the shares issuable upon exercise of the Warrant and Inducement Warrants have not been included in the calculations of beneficial ownership or the aggregate number of outstanding shares. Without the Blockers, Magnetar Financial would be deemed to beneficially own 4,976,955 Shares. (ii) Magnetar Investment Management may be deemed to beneficially own 3,385,671 shares. This amount consists of: (A) 3,190,631 shares held for the account of the Managed Accounts, (B) 8,330 shares held for the account of SGR Fund 1 and (C) 186,710 shares held for the account of SGR Fund 2, and all such shares in the aggregate represent beneficial ownership of approximately 5.0% of the Shares, based on 67,548,950 Shares issued and outstanding. (iii) As a result of (i) and (ii) above, each of Magnetar Capital Partners, Supernova Management and Mr. Litowitz may be deemed to beneficially own 6,322,910 shares. This amount consists of: (A) 2,937,239 shares held for the account of Magnetar Capital Master Fund, (B) 3,190,631 shares held for the account of the Managed Accounts, (C) 8,330 shares held for the account of SGR Fund 1 and (D) 186,710 Shares held for the account of SGR Fund 2, and all such Shares in the aggregate represent beneficial ownership of approximately 9.4% of the Shares, based on 67,548,950 Shares issued and outstanding. The foregoing excludes (A) 1,000,000 Shares issuable upon exercise of the Warrant, (B) 693,144 Shares issuable upon exercise of Inducement Warrant 1 and (C) 346,572 Shares issuable upon exercise of Inducement Warrant 2, in each case, held for the account of Magnetar Capital Master Fund. As a result of application of the Blocker contained in each of the Warrant and the Inducement Warrants, neither the Warrant nor the Inducement Warrants are currently exercisable, and the Shares issuable upon exercise of the Warrant and Inducement Warrants have not been included in the calculations of beneficial ownership of the Reporting Persons or the aggregate number of outstanding Shares. Without the Blockers, each of Magnetar Capital Partners, Supernova Management and Mr. Litowitz would be deemed to beneficially own 8,362,626 Shares. (b)(i) Magnetar Financial may be deemed to share the power to vote and direct the disposition of the 2,937,239 Shares held for the account of Magnetar Capital Master Fund. The foregoing excludes (A) 1,000,000 Shares issuable upon exercise of the Warrant, (B) 693,144 Shares issuable upon exercise of Inducement Warrant 1 and (C) 346,572 Shares issuable upon exercise of Inducement Warrant 2, in each case, held for the account of Magnetar Capital Master Fund. As a result of application of the Blocker contained in each of the Warrant and the Inducement Warrants, neither the Warrant nor the Inducement Warrants are currently exercisable, and the Shares issuable upon exercise of the Warrant and Inducement Warrants have not been included in the calculations of beneficial ownership of the Reporting Persons or the aggregate number of outstanding Shares. Without the Blockers, Magnetar Financial would be deemed to beneficially own 4,976,955. (ii) Magnetar Investment Management may be deemed to share the power to vote and direct the disposition of the (A) 3,190,631 Shares held for the account of the Managed Accounts, (B) 8,330 Shares held for the account of SGR Fund 1 and (C) 186,710 Shares held for the account of SGR Fund 2. (iii) As a result of (i) and (ii) above, each of Magnetar Capital Partners, Supernova Management and Mr. Litowitz may be deemed to share the power to vote and direct the disposition of 6,322,910 Shares. The foregoing excludes (A) 1,000,000 Shares issuable upon exercise of the Warrant, (B) 693,144 Shares issuable upon exercise of Inducement Warrant 1 and (C) 346,572 Shares issuable upon exercise of Inducement Warrant 2, in each case, held for the account of Magnetar Capital Master Fund. As a result of application of the Blocker contained in each of the Warrant and the Inducement Warrants, neither the Warrant nor the Inducement Warrants are currently exercisable, and the Shares issuable upon exercise of the Warrant and Inducement Warrants have not been included in the calculations of beneficial ownership of the Reporting Persons or the aggregate number of outstanding Shares. Without the Blockers, each of Magnetar Capital Partners, Supernova Management and Mr. Litowitz would be deemed to beneficially own 8,362,626 Shares. Source for shares owned: Schedule 13D filed with the SEC on April 1, 2008.

(12)

Janus Capital has an indirect 86.5% ownership stake in Enhanced Investment Technologies LLC (“INTECH”) and an indirect 30% ownership stake in Perkins, Wolf, McDonnell and Company, LLC (“Perkins Wolf”). Due to the above ownership structure, holdings for Janus Capital, Perkins Wolf and INTECH are aggregated for purposes of this filing. Janus Capital, Perkins Wolf and INTECH are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively referred to herein as “Managed Portfolios”). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 3,629,510 shares or 5.4% of the shares outstanding of common stock held by such Managed Portfolios. However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights. The address of Janus Capital Management LLC is 151 Detroit Street, Denver, Colorado 80206. Source for shares owned: Schedule 13G filed with the SEC on February 14, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our executive officers, directors and shareholders beneficially owning more than 10% of our common stock are required, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to file reports of ownership of our common stock with the Securities and Exchange Commission. Based solely upon a review of the copies of reports furnished to us and written representations that no other reports were required, we believe that, except as described below, our executive officers, directors and stockholders beneficially owning more than 10% of our common stock, have complied with the requirements during the year ended December 31, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to annually reviewing the independence of our directors, the Company also maintains strict policies and procedures for ensuring that our directors, executive officers and employees maintain high ethical standards and avoid conflicts of interest. Our directors, executive officers and employees are all subject to our Code of Conduct and Business Code of Ethics Business Policy and each signs the policy to ensure compliance. Our Policy requires all directors, executive officers and employees to maintain the highest standards of honest and ethical conduct and prohibits any actual or apparent conflicts of interest. All are prohibited from committing acts contrary to these standards nor shall they condone the commission of such acts by others. Any transactions which may constitute a potential conflict of interest are to be reported to our President, who is obligated to inform our audit committee.

We refer to our audit committee, for the review and pre-approval, all transactions between us and any related parties, including our directors, executive officers, nominees for director or executive office, 5% stockholders and immediate family members of any of the foregoing. Any related party intending to enter into a transaction with the Company must provide us with all relevant details of the transaction. No related party will be allowed to participate in a business transaction with the Company in which they will receive a significant profit or gain, unless the transaction has been approved by a majority of our independent directors who determine that the transaction is in our best interests and, in the majority’s judgment, the terms of such transaction are at least as beneficial to us as the terms we could obtain in a similar transaction with an independent third party. In order to meet these standards, the independent directors may conduct a competitive bidding process, secure independent consulting advice, engage in their own fact-finding, or pursue such other investigation and fact-finding initiatives as may be necessary and appropriate in the their judgment.

Any member of the audit committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

Since January 1, 2007, we have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, holder of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest, other than in connection with the transactions described below and the executive employment agreements described above.

Investor Rights Agreements

We have entered into investor rights agreements, or other agreements containing registration rights, with certain purchasers of our common stock and certain holders of warrants to purchase our common stock. Certain of our directors, including entities with which they are affiliated, executive officers and holders of 5% of our capital stock are parties to these agreements. Stockholders who are a party to such agreements are provided certain rights to demand registration of shares of common stock and/or to participate in a registration of our common stock that we may decide to do, from time to time.

Indemnification

Our By-Laws require us to indemnify our directors, officers, employees and agents to the fullest extent permitted by Nevada law, to the extent they have been successful on the merits or otherwise in defense of any action, suit or proceedings specified in the By-Laws. We may indemnify or enter into an indemnification agreement with each of our directors and officers.

ANNUAL REPORT ON FORM 10-K

Our 2007 Annual Report on Form 10-K, including financial statements for the years ended December 31, 2007, 2006 and 2005, was previously distributed on or about April 30, 2008 to shareholders of record. If requested, we will provide you copies of any exhibits to the Form 10-K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits. You can request exhibits to our Form 10-K by writing us at 15550 Lightwave Drive, Suite 300, Clearwater FL 33760, attention: Corporate Secretary.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Think Partnership Inc., Attn: Corporate Secretary, 15550 Lightwave Drive, Suite 300. Clearwater, FL 33760 or by faxing a communication to (727) 324-0063.

ANNEX A

KOWABUNGA!

2005 LONG-TERM INCENTIVE PLAN

    KOWABUNGA!, INC., a Nevada corporation (the “Company”), sets forth herein the terms of the KOWABUNGA 2005 Long-Term Incentive Plan (the “Plan”) as follows:

1. Purpose.

    The purpose of the Plan is to aid the Company and its subsidiaries in recruiting and retaining persons as directors, officers, employees, agents, consultants or advisors and to motivate these persons and other persons permitted to participate in the plan to exert their best efforts on behalf of the Company and its subsidiaries by providing incentives through the grant of stock-based incentive awards. The Company expects that it will benefit from the stock ownership opportunities provided to the participants by aligning participants’ interest in the Company’s success with that of other shareholders. The Plan will allow eligible participants to acquire shares of the Company’s common stock, $0.001 par value (“Shares”) either directly through the grant of shares which are restricted and subject to risk of forfeiture (“Restricted Shares”) or through the grant of options to purchase Shares (“Options”). Options granted under the Plan may be nonqualified stock options or may be “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), or the corresponding provision of any subsequently enacted tax statute. The Plan shall also permit the grant of other stock-based awards (“Other Stock-Based Awards” – together with awards of Restricted Shares or Options, hereinafter at times collectively referred to as “Awards” and individually referred to as an “Award;” the grantee of an Award is hereinafter referred to individually as a “Participant” and collectively as the “Participants”). Eligibility for Awards may be based on the criteria the Board (as defined below), or any committee thereof, deems appropriate, which may be tied to performance standards and vesting standards requiring continued performance of services to the Company. References to a committee of the Board herein shall mean a committee vested by the Board with authority to administer the Plan.

2. Administration.

2.1 Board or Committee.

    The Plan shall be administered by the board of directors of the Company (the “Board”) or any committee of the Board; provided that if the Company’s securities are listed on a national securities exchange or included for quotation on the Nasdaq National Market System, the Plan shall be administered by a committee of directors who are “independent” under the applicable rules of the exchange or Nasdaq.

2.2 Action by Board or Committee.

    The Board, or any committee thereof, shall have power and authority to administer the Plan and to take all actions and to make all determinations required or permitted under the Plan with respect to any Award granted hereunder consistent with the articles of incorporation and by-laws of the Company and applicable law. These powers shall include, but not be limited to, the power to interpret the Plan and to amend, waive or extend any provision or limit of any Award, and to approve the forms of agreement for use under the Plan. The interpretation and construction by the Board, or any committee thereof, of any provision of the Plan and any Award granted hereunder shall be final and conclusive.

2.3 No Liability.

    No member of the Board, or any committee thereof, shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan.

2.4 Tax Withholding.

    The Company may withhold or require payment from the Participant of any amount the Company may determine to be necessary to withhold for federal, state, local, non-U.S. income, payroll or other taxes as a result of the exercise, grant or vesting of an Award. Unless otherwise specified, the Participant may elect to pay a portion or all of the withholding taxes by: (i) delivery in Shares; (ii) having the Company withhold Shares with a Fair Market Value or cash equal to the amount of the taxes that would have otherwise been payable by the Participant; or (iii) paying cash.

2.5 Nontransferability of Awards/Beneficiaries.

    No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant or permitted transferee of the Award. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code or any successor thereto, the Board, or any committee thereof, in its or their sole discretion, may permit a Participant to assign or transfer an Award; provided, however, that any Award assigned or transferred shall be subject to all the terms and conditions of the Plan and the agreement evidencing the Award.

    A Participant may designate a beneficiary to succeed to the Participant’s Awards under the Plan in the event of the Participant’s death. Upon the death of the Participant, the beneficiary shall succeed to the rights of the Participant to the extent permitted by law and the terms of this Plan and any agreement applicable to the Award. In the absence of a validly designated beneficiary who is living at the time of the Participant’s death, the Participant’s executor or administrator of the Participant’s estate shall succeed to any Award granted the Participant and the Award shall be transferable by will or pursuant to laws of descent and distribution.

3. Common Stock Covered by the Plan.

    The number of Shares with respect to Awards which may be granted under the Plan shall not exceed Ten Million (10,000,000), subject to adjustment as provided in Section 12. There shall be no limit with respect to the number of Shares to which Awards may be granted to a participant during any calendar year. The Shares to be issued as Restricted Shares or upon exercise of Options may be authorized, but unissued, Shares. If any Option expires, terminates or is terminated for any reason prior to exercise in full, or any Restricted Shares are forfeited, or any Other Stock-Based Award is terminated or forfeited, the Shares that were subject to the unexercised portion of the Option or the Restricted Shares or Other Stock-Based Awards that are forfeited or terminated (collectively, “Lapsed Shares”), as the case may be, shall be available immediately for future grants of Awards under the Plan, but will be counted against that calendar year’s limit for a given Participant. To the extent any Award is exercised in whole or part through a cashless exercise pursuant to Section 6.8(c) hereof, that portion of the Award used to fund the cashless exercise shall not be available for future issuance pursuant to this Plan.

4. Eligibility.

    Awards may be granted under the Plan to any employee of the Company or any direct or indirect subsidiary thereof, and to any director, consultant, agent, individual, company, advisor or independent contractor who renders bona fide services to the Company or any direct or indirect subsidiary that (i) is not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities. Except where the context otherwise requires, references in this Plan to “employment” and related terms shall apply to services in any capacity. Persons who have been granted Options are referred to as “Optionees.” A person may hold more than one Option, subject to the restrictions as are provided herein, and may also hold more than one grant of Restricted Shares of Other Stock-Based Awards. All references to an “employee” of the Company shall include employees of any direct or indirect subsidiary of the Company, 50% or more of which is beneficially owned by the Company.

    The Board, or any committee thereof, may also grant Awards in substitution for options or other equity interests held by persons who become employees of the Company or of any direct or indirect subsidiary as a result of the Company or any subsidiary acquiring or merging with the person’s employer or acquiring its assets or to persons who were employees or directors of the previous employer and received an option in that capacity even if they do not become employees or directors of the Company. In addition, the Board, or any committee thereof, may permit the Company to assume options granted outside the Plan to persons who would have been eligible under the terms of the Plan to receive a grant. If necessary to conform the Awards to the interests for which they are substituted, the Board, or any committee thereof, may grant substitute Awards under terms and conditions that vary from those the Plan otherwise requires.

5. Effective Date and Term.

5.1 Effective Date.

    The Plan will become effective as of the date adopted by the Board (the “Effective Date”).

5.2 Term.

    The Plan shall terminate on the tenth anniversary of the Effective Date, unless previously terminated under Section 11. All Awards granted prior to termination of the Plan shall continue in full force and effect following the termination of the Plan, subject to the terms and conditions upon which they were granted.

6.Terms and Conditions of Stock Options.

6.1 Grant of Options.

    Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time prior to the termination of the Plan, grant to eligible Participants Options to purchase Shares on terms and conditions as the Board, or any committee thereof, may determine, including any terms or conditions that may be necessary to qualify the Options as ISOs; provided that ISOs may only be granted to employees of the Company or any direct or indirect subsidiary.

6.2 Stock Options under Code Section 422.

    The date as of which the Board, or any committee thereof, approves the grant of an Option shall be considered the date on which the Option is granted. Neither the Optionee nor any person entitled to exercise any rights hereunder shall have any of the rights of a shareholder with respect to the Shares subject to an Option except to the extent that the certificates for the Shares have been issued upon the exercise of the Option.

6.3 Limitation on Incentive Stock Options.

    An Option granted to an employee hereunder shall constitute an ISO only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Company and any subsidiaries, within the meaning of Code Section 422(d)) does not exceed one hundred thousand dollars ($100,000). This limitation shall be applied by taking Options into account in the order in which the Options were granted.

6.4 Option Agreements.

    All Options granted hereunder shall be evidenced by written agreements in the form or forms the Board, or any committee thereof, shall from time to time determine. Option agreements may be amended by the Board, or any committee thereof, from time to time and need not contain uniform provisions.

6.5 Option Price.

    The purchase price of each Share subject to an Option granted under this Section 6 shall be fixed by the Board, or any committee thereof. No Option, once granted hereunder, may be repriced. In the case of an Option not intended to constitute an ISO, the option price shall be not less than 100% of the Fair Market Value of the Shares covered by the Option. In the case of an Option that is intended to be an ISO, the option price shall be not less than 100% of the Fair Market Value (as defined below) of the Shares covered by the Option on the date the Option is granted; provided, however, that in the event the employee would otherwise be ineligible to receive an ISO by reason of Code Sections 422(b)(6) or 424(d), the option price of each Share that is intended to be an ISO shall be not less than 110% of the Fair Market Value of a Share covered by the Option at the time the Option is granted.

    “Fair Market Value” shall mean, in the event that the Company’s common stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the closing price of the stock on the exchange or in the market on the date the Option is granted (the highest such closing price if there is more than one exchange or market), or, if the stock has not traded on that day, on the last preceding day on which the stock traded; provided that if the Shares are not listed, quoted or publicly traded or, if their price cannot be determined despite their being listed, quoted or publicly traded, “Fair Market Value” shall be determined by the Board, in its sole discretion.

6.6 Term.

    Each Option granted under the Plan shall terminate and all rights to purchase Shares thereunder shall cease no later than ten (10) years from the date the Option is granted or such shorter period as determined by the Board, or any committee thereof, and stated in the agreement relating to the Option; provided, however, with respect to an ISO granted to a Participant who on the date of grant owns more than 10% of the Company’s voting stock, the Option shall terminate no later than five (5) years from the date of grant.

6.7 Option Period and Limitations on Exercise.

    Each Option granted under the Plan shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon expiration or termination of the Option. Without limiting the foregoing, the Board, or any committee thereof, may in its or their sole discretion provide that an Option may not be exercised in whole or in part for some period or periods of time during which the Option is outstanding. Any limit on the exercise of an Option may be rescinded, modified or waived by the Board, or any committee thereof, in its or their sole discretion, at any time and from time to time after the date the Option is granted.

6.8 Exercise.

(a)   Only the Optionee receiving an Option (or, in the event of the Optionee’s legal incapacity or incompetency, the Optionee’s guardian or legal representative, and in the case of the Optionee’s death, the Optionee’s estate) may exercise the Option.

(b)   An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office addressed to the attention of the Corporate Secretary, of written notice of exercise. The notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the option price of the Shares for which the Option is being exercised.

(c)   Payment of the option price for the Shares purchased pursuant to the exercise of an Option shall be made, as determined by the Board, or any committee thereof, and set forth in the option agreement, as follows:

(i)   in cash or by certified check payable to the order of the Company;

(ii)   in Shares having a Fair Market Value equal to the aggregate option price for the Shares being purchased pursuant to the Option and satisfying any other requirements as may be imposed by the Board, or any committee thereof; provided, that the Shares have been held by the participant for no less than six months (or such other period as established from time to time by the Board or applicable law or regulation);

(iii)   partly in cash and, subject to (ii) above, partly in Shares;

(iv)   subject to (ii) above, if there is a public market for the Shares at the time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of the sale equal to the aggregate exercise price for the Shares being purchased pursuant to the Option; or

(v)   any other method as determined by the Board, or any committee thereof, in its or their sole discretion.

(d)   Notwithstanding the foregoing, the Board, or any committee thereof, may, in its or their discretion, impose and set forth in the agreement governing the Option, limitations or prohibitions on the method of exercise. Promptly after the exercise of an Option and the payment in full of the option price of the Shares covered thereby, the person exercising the Option shall be entitled to a stock certificate(s) evidencing the Shares. A person holding or exercising an Option shall have none of the rights of a shareholder until the option price for Shares is fully paid and except as provided in Section 12, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of the full option price has been paid.

(e)   If the Optionee is not vested as to his or her entire Option at the time the Optionee terminates or is terminated as an employee, then the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the relevant agreement governing the Option, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

7. Restricted Shares.

7.1 Grant of Restricted Shares.

    Subject to the terms and conditions of the Plan, the Board, or any committee thereof, may, at any time and from time to time prior to the termination of the Plan, grant Restricted Shares to eligible Participants as the Board, or any committee thereof, may determine from time to time.

7.2 Transfer Restrictions.

    Restricted Shares granted hereunder may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable agreement governing the Award. Each participant receiving an award of Restricted Shares shall be issued a stock certificate registered in the name of the Participant and bearing an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. The stock certificates evidencing the Restricted Shares shall be held in custody by the Company until the restrictions lapse, and as a condition of any award of Restricted Shares, the Participant shall deliver to the Company a stock power, endorsed in blank, relating to the Shares covered by that Award.

7.3 Rights of Unvested Restricted Shares.

    Except as provided in Section 7.2, the Participant shall have, with respect to Restricted Shares awarded, all of the rights of a stockholder of the Company, including the right to vote the Restricted Shares and the right to receive any dividends paid by the Company with respect to the shares.

7.4 Legends.

    Any Restricted Shares issued under the Plan shall be subject to restrictions on transfer and any certificates representing shares of Restricted Stock shall contain a legend describing the restrictions as shall be necessary to satisfy applicable legal requirements.

7.5 Representations of Grantee.

    Each recipient of an Award of Restricted Stock under the Plan shall, at the time of the Award, as a condition to the Award, enter into a Restricted Stock grant agreement in a form approved by the Board, or any committee thereof.

8. Other Stock-Based Awards.

    The Board, or any committee thereof, in its or their sole discretion, may grant Other-Stock Based Awards, including grants of Shares and awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or on the Fair Market Value thereof. Other Stock-Based Awards shall be in the form and subject to the terms and conditions as determined by the Board, or any committee thereof. Other Stock-Based Awards may be granted alone or in tandem with any other Awards granted under the Plan.

9. Use of Proceeds.

    The proceeds received by the Company from the sale of Shares pursuant to Awards granted hereunder shall constitute general funds of the Company.

10. Requirements of Law.

    The Company shall not be required to sell or issue any Award (or any Shares or Option underlying the Award) if the sale or issuance would constitute a violation by the person exercising the Award or the Company of any provision of any law or regulation of any governmental authority, including, without limit, any federal or state securities laws or regulations or the Company’s articles of incorporation or by-laws. If at any time the Board, or any committee thereof, shall determine, in its or their discretion, that the listing, inclusion, registration or qualification of any Award (or any Shares or Option underlying the Award) upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or issuance, the Award (or any Shares or Option underlying the Award) may not be issued or exercised in whole or in part, unless the listing, registration, inclusion, qualification, consent or approval shall have been effected or obtained on terms and conditions acceptable to the Board, or any committee thereof, and any delay caused thereby shall in no way affect the date of termination of, or the restriction period of, any Award (or any Shares or Option underlying the Award). The Company shall not be required to sell or issue any Shares unless the Company has received evidence satisfactory to the Board, or any committee thereof, in its or their sole discretion that the Participant may acquire the Shares pursuant to an exemption from registration under federal and state securities law. Any determination in this connection by the Board, or any committee thereof, shall be final and conclusive. The Company shall not be obligated to take any affirmative action or order to cause the exercise of an Award (or any Shares or Option underlying the Award) or the issuance of Shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Award shall not be exercisable unless and until the Shares covered by the Award are registered or are subject to an available exemption from registration, the exercise of the Award (or any Shares or Option underlying the Award), under circumstances in which the laws of the jurisdiction apply, shall be deemed conditioned upon the effectiveness of the registration or the availability of any exemption.

11. Amendment and Termination.

    The Board, or any committee thereof, may, from time to time, amend the Plan or any provision thereof as it or they deem advisable. The Board, or any committee thereof, may, at any time, terminate the Plan. Any amendment or termination of the Plan shall not adversely affect any Award previously granted.

12. Anti-dilution Adjustments.

12.1 Adjustments to Plan or Number or Class of Shares or Restricted Shares Issuable under the Plan.

    Notwithstanding any other provision of the Plan, the Board, or any committee thereof, may, at any time, make or provide for any adjustments to the number and class of Shares issuable under the Plan or any Award granted hereunder as it or they shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of Shares, separations, reorganizations, liquidations and similar transactions. Any determination by the Board, or any committee thereof, shall be final and conclusive. Any fractional Shares resulting from any adjustments shall be eliminated.

12.2 Adjustments to Terms of Awards Previously Granted.

    If the number of outstanding Shares is increased or decreased or changed into or exchanged for a different number or kind of Shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, combination, exchange, dividend or other distribution payable in capital stock, or other increase or decrease in the Shares effected without receipt of consideration by the Company, occurring after the Effective Date, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of Shares for which Awards are outstanding, so that the proportionate interest of the Participant immediately following the event shall, to the extent practicable, be the same as immediately prior to any event. Any adjustment in outstanding Awards shall not change the aggregate option price payable with respect to Shares subject to the unexercised portion of the Award outstanding but shall include a corresponding proportionate adjustment in the option price per Share. Similar proportionate adjustments for events referenced in this Section 12.2 shall be made as necessary, in the sole discretion of the Board, or any committee thereof, with respect to Other Stock-Based Awards.

13. Change in Control.

    Notwithstanding anything contained in this Plan to the contrary and unless otherwise provided in the agreement governing the Award, in the event a Participant is terminated “without cause” (as that term is defined in the agreement governing the Award to the Participant) during the one year period following a Change in Control, then: (i) any and all Options granted hereunder which would vest with the passage of time were the Participant to continue as an employee for the applicable period and the “Current Year’s Percentage” (as hereinafter defined) of any Options which are tied to performance standards that could possibly be achieved during the calendar year in which the Participant’s employment has been terminated, shall be deemed to vest in full and become immediately exercisable, and shall remain exercisable throughout their entire term; (ii) any restrictions imposed on Restricted Shares shall lapse with respect to Restricted Shares which would vest with the passage of time were the Participant to continue as an employee for the applicable period and the “Current Year’s Percentage” of any Restricted Shares

which are tied to performance standards that could possibly be achieved during the calendar year in which the Participant’s employment has been terminated; and (iii) the maximum payout opportunities attainable under all Other Stock-Based Awards which would vest with the passage of time were the Participant to continue as an employee for the applicable period shall be deemed to have vested in full and the “Current Year’s Percentage” shall be deemed to have been fully earned for the calendar year in which the Participant’s employment has been terminated. Any of the Awards vesting or exercised by virtue of this Section 13 shall be paid in cash or in the sole discretion of the Board, or any committee thereof, in Shares to the Participant within thirty (30) days following the effective date of the termination of employment. Any Shares issued in respect of these Awards shall be valued at the Fair Market Value as of the effective date of the termination of employment without cause. For purposes of this Section 13, the “Current Year’s Percentage” shall mean that percentage of the performance based Award that would have been satisfied for the calendar year in question based upon the product of (i) the percentage of calendar quarters completed for the year in which the employee is terminated without cause, multiplied by (ii) the performance based Award that the employee would have earned had the entire four calendar quarters of the Company’s performance and the employee’s performance for the year equaled the average quarterly performance for all calendar quarters completed prior to termination of the employee’s employment for the year in question.

    For purposes of this Section 13, “Change in Control” means:

(a)   any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, or any successor thereto) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Act) of 50% or more of either (A) the then outstanding Shares (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this clause (a), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company with approval by the Board, (2) any acquisition by the Company or any of its subsidiaries, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (4) any acquisition by an underwriter temporarily holding securities pursuant to an offering of the securities or (5) any acquisition pursuant to a transaction that complies with clauses (b)(1) and (2) below; or

(b)   consummation of a reorganization, merger, statutory share exchange or consolidation (or similar corporate transaction) involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity (a “Business Combination”), in each case, unless, immediately following the Business Combination, (1) substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to the Business Combination beneficially own, directly or indirectly, 50% or more of, respectively, the then outstanding Shares and the total voting power of (x) the corporation resulting from the Business Combination (the “Surviving Company”) or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 80% or more of the voting securities eligible to elect directors of the Surviving Company (the “Parent Company”), in substantially the same proportion as their ownership, immediately prior to the Business Combination, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be and (2) no Person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Company or the Parent Company) becomes the beneficial owner, directly or indirectly, of 50% or more of the outstanding Shares of common stock and the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company (or, if there is no Parent Company, the Surviving Company); or

(c)   Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

14. Further Adjustment of Awards.

    Subject to the above provisions, the Board, or any committee thereof, shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or Change in Control transaction, to take any further action as it or they determine to be necessary or advisable with respect to Awards. Any action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting of restrictions and other modifications, and the Board, or any committee thereof, may take any actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Board, or any committee thereof, may take any action before or after granting Awards.

15. Disclaimer of Rights.

    No provision in the Plan or any agreement regarding an Award granted under the Plan shall be construed to confer upon any individual the right to remain in the service of the Company or any subsidiary thereof, or to interfere in any way with the right and authority of the Company or any subsidiary thereof, either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any subsidiary thereof. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

16. No Trust or Fund.

    The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies, other property or Shares, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

17. Nonexclusivity.

    The adoption of the Plan shall not be construed as creating any limit on the right and authority of the Board, or any committee thereof, to adopt any other incentive compensation arrangements (either generally or specifically) as the Board, or any committee thereof, in its or their discretion determines desirable.

18. Indemnification.

    To the extent permitted by applicable law, each director of the Company including any member of a committee of the Board (each an “Indemnitee”) shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by an Indemnitee in connection with, or resulting from, any claim, action, suit or proceeding to which the Indemnitee may be a party or in which an Indemnitee may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by an Indemnitee (with the Company’s written approval) in the settlement thereof, or paid by an Indemnitee in satisfaction of a judgment in any action, suit or proceeding except a judgment in favor of the Company; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against an Indemnitee, the Indemnitee shall give the Company an opportunity in writing, at its own expense, to defend against the claim, action, suit or proceeding. The foregoing right of indemnification shall not be exclusive of any other right to which the persons may be entitled as a matter of law, under the Company’s articles of incorporation, by-laws or any indemnification agreement with the Company or otherwise, or any power the Company may have to indemnify an Indemnitee or hold the Indemnitee harmless.

    The Board and each officer and Participant shall be fully justified in reasonably relying or acting upon any information furnished in connection with the administration of the Plan by the Company or any employee. In no event shall any persons who are, or were, members of the Board, or an officer or employee of the Company, be liable for any determination made or other action taken or any omission to act in reliance upon any information, or for any action (including furnishing of information) taken or any failure to act, if done in good faith.

19. Severability.

    In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20. Governing Law.

    To the extent not preempted by federal law, the Plan and all option and restricted stock agreements hereunder shall be construed in accordance with and governed by the laws of the State of Florida applicable to contracts made and to be performed entirely within the State of Florida.

THINK PARTNERSHIP INC.
15550 Lightwave Drive, Suite 300
Clearwater, Florida 33760
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Vaughn Duff and Jody Brown, and each of them as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote all the Common Stock of Think Partnership Inc. held of record by the undersigned at the close of business on July 31, 2008, at the Annual Meeting of Stockholders when convened on  September 9, 2008 and at any postponements or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS SET FORTH HEREIN. In the event that any other matter may properly come before the Annual Meeting, or any postponements or adjournments thereof, the Proxies are authorized, in their discretion, to vote on the matter.

PLEASE MARK VOTES AS IN THIS EXAMPLE ☒

1.		Elect the following six individuals to serve as independent directors, until the next annual meeting of Stockholders or otherwise as provided in our governing documents.					For ☐	Withhold All ☐	For All Except ☐

	(01)	Jack Balousek	(02)	Robert T. Geras	(03)	George Mellon
	(04)	Joshua Metnick	(05)	Charles Pope	(06)	Mitch Tuchman

INSTRUCTION: To withhold authority to vote for any nominee(s) mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

		FOR	AGAINST	ABSTAIN
2.	Approve the amendment to our Articles of Incorporation to change our name to KowaBunga! Inc.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Approve certain amendments to our 2005 Long-Term Incentive Plan	☐	☐	☐

☐ Please mark this box if you plan to attend the annual meeting in person.

Signature of Stockholder		Dated:
Signature, if held jointly		Dated:
Signature, if held jointly		Dated:
Signature, if held jointly		Dated:
Signature, if held jointly		Dated:

Please sign exactly as your name or names appear above. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person. Please sign, date and return this proxy card promptly using the enclosed envelope.